Commonwealth Annuity and Life Insurance Company

Commonwealth Select Separate Account III

Financial Statements

December 31, 2025

Commonwealth Annuity and Life Insurance Company

Commonwealth Select Separate Account III

Financial Statements

December 31, 2025

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of

Commonwealth Annuity and Life Insurance Company and

Policy Owners of Commonwealth Select Separate Account III

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of net assets for each of the underlying funds listed in Note 1A to the financial statements (the “Sub-Accounts”) of Commonwealth Select Separate Account III (the “Separate Account”) of Commonwealth Annuity and Life Insurance Company as of December 31, 2025, the related statements of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts comprising the Separate Account as of December 31, 2025, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2025, by correspondence with each Sub-Account’s fund manager. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

April 16, 2026

We have served as the auditor of one or more separate accounts of Commonwealth Annuity and Life Insurance Company since 2021.

Commonwealth Select Separate Account III

Statements of Net Assets

December 31, 2025

	Global Atlantic BlackRock Disciplined Core Portfolio Class I	Global Atlantic BlackRock Disciplined Core Portfolio Class II	Global Atlantic BlackRock Disciplined Growth Portfolio	Global Atlantic BlackRock Disciplined International Core Portfolio	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$20,615,912	$34,093	$1,310,035	$4,095,571	$7,352,710
Net assets	$20,615,912	$34,093	$1,310,035	$4,095,571	$7,352,710

Net assets by category:
Accumulation reserves	$20,615,912	$34,093	$1,310,035	$4,095,571	$7,352,710
Net assets	$20,615,912	$34,093	$1,310,035	$4,095,571	$7,352,710

Units outstanding, December 31, 2025	724,888	1,225	79,289	260,295	317,364

Investments in shares of the Underlying Funds, at cost	$14,354,632	$23,666	$1,154,527	$3,013,816	$6,204,675
Underlying Fund shares held	1,211,988	2,009	65,208	302,927	490,835

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Net Assets

December 31, 2025

	Global Atlantic BlackRock Disciplined Value Portfolio Class I	Global Atlantic BlackRock Disciplined Value Portfolio Class II	Global Atlantic BlackRock High Yield Portfolio	Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Goldman Sachs VIT Government Money Market Fund
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$8,892,606	$7,529	$1,238,232	$1,911,972	$6,244,279
Net assets	$8,892,606	$7,529	$1,238,232	$1,911,972	$6,244,279

Net assets by category:
Accumulation reserves	$8,892,606	$7,529	$1,238,232	$1,911,972	$6,244,279
Net assets	$8,892,606	$7,529	$1,238,232	$1,911,972	$6,244,279

Units outstanding, December 31, 2025	425,292	367	94,145	177,651	4,697,231

Investments in shares of the Underlying Funds, at cost	$7,872,897	$6,718	$1,326,914	$2,119,152	$6,244,279
Underlying Fund shares held	761,353	643	138,350	219,263	6,244,279

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Net Assets

December 31, 2025

Invesco V.I. Health Care Fund
ASSETS:
Investments in shares of the Underlying Funds, at fair value	$506,983
Net assets	$506,983

Net assets by category:
Accumulation reserves	$506,983
Net assets	$506,983

Units outstanding, December 31, 2025	117,970

Investments in shares of the Underlying Funds, at cost	$425,152
Underlying Fund shares held	16,962

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Operations

For the Year Ended December 31, 2025

	Global Atlantic BlackRock Disciplined Core Portfolio Class I	Global Atlantic BlackRock Disciplined Core Portfolio Class II	Global Atlantic BlackRock Disciplined Growth Portfolio	Global Atlantic BlackRock Disciplined International Core Portfolio	Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
INVESTMENT INCOME:
Dividends	$151,462	$173	$-	$74,676	$-

EXPENSES:
Mortality and expense risk fees	169,501	276	10,978	34,313	68,977

Net investment income (loss)	(18,039)	(103)	(10,978)	40,363	(68,977)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	2,443,421	4,056	284,891	-	293,807
Net realized gain (loss) from sales of investments	443,333	156	29,243	76,236	168,499
Net realized gain (loss)	2,886,754	4,212	314,134	76,236	462,306
Change in unrealized gain (loss)	454,620	1,285	(73,668)	905,161	244,359
Net realized and unrealized gain (loss)	3,341,374	5,497	240,466	981,397	706,665
Net increase (decrease) in net assets from operations	$3,323,335	$5,394	$229,488	$1,021,760	$637,688

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Operations

For the Year Ended December 31, 2025

	Global Atlantic BlackRock Disciplined Value Portfolio Class I	Global Atlantic BlackRock Disciplined Value Portfolio Class II	Global Atlantic BlackRock High Yield Portfolio	Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Goldman Sachs VIT Government Money Market Fund
INVESTMENT INCOME:
Dividends	$127,899	$88	$96,650	$81,464	$245,802

EXPENSES:
Mortality and expense risk fees	76,190	62	11,096	17,292	57,398

Net investment income (loss)	51,709	26	85,554	64,172	188,404

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	1,261,583	1,054	-	-	-
Net realized gain (loss) from sales of investments	121,950	17	(7,767)	(29,939)	-
Net realized gain (loss)	1,383,533	1,071	(7,767)	(29,939)	-
Change in unrealized gain (loss)	(175,739)	(65)	(6,206)	91,956	-
Net realized and unrealized gain (loss)	1,207,794	1,006	(13,973)	62,017	-
Net increase (decrease) in net assets from operations	$1,259,503	$1,032	$71,581	$126,189	$188,404

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Operations

For the Year Ended December 31, 2025

Invesco V.I. Health Care Fund
INVESTMENT INCOME:
Dividends	$-

EXPENSES:
Mortality and expense risk fees	4,345

Net investment income (loss)	(4,345)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Capital gain distributions	19,526
Net realized gain (loss) from sales of investments	4,684
Net realized gain (loss)	24,210
Change in unrealized gain (loss)	44,720
Net realized and unrealized gain (loss)	68,930
Net increase (decrease) in net assets from operations	$64,585

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Changes in Net Assets

For the Years Ended December 31, 2025 and 2024

	Global Atlantic BlackRock Disciplined Core Portfolio Class I		Global Atlantic BlackRock Disciplined Core Portfolio Class II		Global Atlantic BlackRock Disciplined Growth Portfolio
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$(18,039)	$(7,546)	$(103)	$(302)	$(10,978)	$(9,329)
Net realized gain (loss)	2,886,754	1,537,548	4,212	24,019	314,134	29,555
Change in unrealized gain (loss)	454,620	2,480,087	1,285	(12,071)	(73,668)	276,361
Net increase (decrease) in net assets from operations	3,323,335	4,010,089	5,394	11,646	229,488	296,587

FROM Policy TRANSACTIONS:
Net purchase payments	160	-	-	-	32	-
Terminations and withdrawals	(129,503)	(187,429)	-	-	(10,527)	(43,670)
Insurance and other charges	(104,417)	(103,931)	(197)	(311)	(7,801)	(7,215)
Transfers	(969,726)	(1,642,318)	-	(86,179)	(119,577)	(72,669)
Net increase (decrease) in net assets from Policy transactions	(1,203,486)	(1,933,678)	(197)	(86,490)	(137,873)	(123,554)
Net increase (decrease) in net assets	2,119,849	2,076,411	5,197	(74,844)	91,615	173,033

NET ASSETS:
Beginning of year	18,496,063	16,419,652	28,896	103,740	1,218,420	1,045,387
End of year	$20,615,912	$18,496,063	$34,093	$28,896	$1,310,035	$1,218,420

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Changes in Net Assets

For the Years Ended December 31, 2025 and 2024

	Global Atlantic BlackRock Disciplined International Core Portfolio		Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio		Global Atlantic BlackRock Disciplined Value Portfolio Class I
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$40,363	$49,192	$(68,977)	$(68,544)	$51,709	$60,331
Net realized gain (loss)	76,236	25,614	462,306	24,551	1,383,533	574,262
Change in unrealized gain (loss)	905,161	101,727	244,359	1,433,744	(175,739)	487,586
Net increase (decrease) in net assets from operations	1,021,760	176,533	637,688	1,389,751	1,259,503	1,122,179

FROM Policy TRANSACTIONS:
Net purchase payments	32	-	64	-	32	-
Terminations and withdrawals	(10,121)	(14,039)	(37,139)	(13,009)	(16,831)	(14,596)
Insurance and other charges	(23,288)	(22,803)	(47,276)	(46,004)	(47,565)	(47,134)
Transfers	(400,169)	(335,373)	(992,630)	(853,615)	(634,868)	(720,267)
Net increase (decrease) in net assets from Policy transactions	(433,546)	(372,215)	(1,076,981)	(912,628)	(699,232)	(781,997)
Net increase (decrease) in net assets	588,214	(195,682)	(439,293)	477,123	560,271	340,182

NET ASSETS:
Beginning of year	3,507,357	3,703,039	7,792,003	7,314,880	8,332,335	7,992,153
End of year	$4,095,571	$3,507,357	$7,352,710	$7,792,003	$8,892,606	$8,332,335

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Changes in Net Assets

For the Years Ended December 31, 2025 and 2024

	Global Atlantic BlackRock Disciplined Value Portfolio Class II		Global Atlantic BlackRock High Yield Portfolio		Global Atlantic Goldman Sachs Core Fixed Income Portfolio
	2025	2024	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$26	$(74)	$85,554	$78,177	$64,172	$62,076
Net realized gain (loss)	1,071	5,064	(7,767)	(10,621)	(29,939)	(43,907)
Change in unrealized gain (loss)	(65)	(2,541)	(6,206)	24,370	91,956	(16,102)
Net increase (decrease) in net assets from operations	1,032	2,449	71,581	91,926	126,189	2,067

FROM Policy TRANSACTIONS:
Net purchase payments	-	-	-	-	128	-
Terminations and withdrawals	-	-	(3,307)	(10,095)	(3,122)	(68,137)
Insurance and other charges	(44)	(105)	(7,233)	(7,886)	(10,667)	(11,666)
Transfers	-	(39,579)	(97,885)	(147,020)	(167,913)	(137,368)
Net increase (decrease) in net assets from Policy transactions	(44)	(39,684)	(108,425)	(165,001)	(181,574)	(217,171)
Net increase (decrease) in net assets	988	(37,235)	(36,844)	(73,075)	(55,385)	(215,104)

NET ASSETS:
Beginning of year	6,541	43,776	1,275,076	1,348,151	1,967,357	2,182,461
End of year	$7,529	$6,541	$1,238,232	$1,275,076	$1,911,972	$1,967,357

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Statements of Changes in Net Assets

For the Years Ended December 31, 2025 and 2024

	Goldman Sachs VIT Government Money Market Fund		Invesco V.I. Health Care Fund
	2025	2024	2025	2024
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$188,404	$274,484	$(4,345)	$(4,662)
Net realized gain (loss)	-	-	24,210	7,099
Change in unrealized gain (loss)	-	-	44,720	14,570
Net increase (decrease) in net assets from operations	188,404	274,484	64,585	17,007

FROM Policy TRANSACTIONS:
Net purchase payments	160	-	32	-
Terminations and withdrawals	(12,053)	(124,944)	-	-
Insurance and other charges	(35,195)	(39,973)	(3,095)	(3,132)
Transfers	(640,796)	(750,765)	(17,782)	(76,155)
Net increase (decrease) in net assets from Policy transactions	(687,884)	(915,682)	(20,845)	(79,287)
Net increase (decrease) in net assets	(499,480)	(641,198)	43,740	(62,280)

NET ASSETS:
Beginning of year	6,743,759	7,384,957	463,243	525,523
End of year	$6,244,279	$6,743,759	$506,983	$463,243

The accompanying notes are an integral part of these financial statements.

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2025

Note 1 - Organization

Commonwealth Select Separate Account III of Commonwealth Annuity and Life Insurance Company (“Commonwealth Select Separate Account III” or the “Separate Account”), which is a funding vehicle for the Commonwealth Annuity Select SPL and Commonwealth Annuity SPL II variable life insurance policies, is a separate investment account of Commonwealth Annuity and Life Insurance Company (“Commonwealth Annuity”), established on October 30, 1998, for the purpose of separating from the general assets of Commonwealth Annuity (the “General Account”) those assets used to fund the variable portion of certain flexible premium variable life insurance policies (the “Policies”) issued by Commonwealth Annuity. Commonwealth Annuity is the Sponsor of the Separate Account. Commonwealth Annuity is a wholly-owned indirect subsidiary of Global Atlantic Financial Group Limited (“GAFG”), a Bermuda company. GAFG is a wholly-owned subsidiary of KKR & Co., Inc. (“KKR”).

Commonwealth Annuity is subject to the laws of the Commonwealth of Massachusetts governing insurance companies and to regulation by the Commissioner of Insurance of Massachusetts. In addition, Commonwealth Annuity is subject to the insurance laws and regulations of other states and jurisdictions in which it is licensed to operate. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Commonwealth Annuity. The Separate Account cannot be charged with liabilities arising out of any other business of Commonwealth Annuity. The General Account is subject to the claims of creditors.

The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Global Atlantic Distributors, LLC is the principal underwriter for the Separate Account and the Forethought Variable Insurance Trust (FVIT). Global Atlantic Distributors, LLC, an affiliate of Commonwealth Annuity, is a wholly-owned indirect subsidiary of GAFG.

The Separate Account is divided into Sub-Accounts, each of which invests exclusively in an Underlying Fund. Purchase payments for the Separate Account are allocated to one or more of the Sub-Accounts that comprise the Separate Account. Sixteen Sub-Accounts were offered by the Separate Account during 2025, of which eleven had activity. Five Sub-Accounts had no Policy owner activity during the year and a zero balance at December 31, 2025.

A. The following underlying funds had net assets as of or during the year ended December 31, 2025:

Underlying Fund	Class
Global Atlantic BlackRock Disciplined Core Portfolio	Class I
Global Atlantic BlackRock Disciplined Core Portfolio	Class II
Global Atlantic BlackRock Disciplined Growth Portfolio	Class II
Global Atlantic BlackRock Disciplined International Core Portfolio	Class II
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	Class II
Global Atlantic BlackRock Disciplined Value Portfolio	Class I
Global Atlantic BlackRock Disciplined Value Portfolio	Class II
Global Atlantic BlackRock High Yield Portfolio	Class I
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	Class I
Goldman Sachs VIT Government Money Market Fund	Service Shares
Invesco V.I. Health Care Fund	Series I

B. The following underlying funds had no assets as of or during the year ended December 31,2025:

Underlying Fund	Class
Fidelity VIP Mid Cap Portfolio	Service Class 2
Global Atlantic BlackRock Allocation Portfolio	Class II
Invesco V.I. Equity and Income Fund	Series II
Invesco V.I. Global Strategic Income Fund	Series II
MFS® Utilities Series	Service Class

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2025

Note 1 - Organization (Continued)

Each Sub-Account invests exclusively in one of the Underlying Funds that are part of the following fund groups:

Fund Group

Aim Variable Insurance Funds (Invesco Variable Insurance Funds)

Fidelity Variable Insurance Products Funds

Global Atlantic Portfolios (administered by the FVIT)

Goldman Sachs Variable Insurance Trust

MFS® Variable Insurance Trust

Note 2 - Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 “Financial Services - Investment Companies”. The following is a summary of significant accounting policies followed by the Separate Account in the preparation of its financial statements.

Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates at the date of the financial statements. Actual results could differ from those estimates.

Subsequent Events

For the year ended December 31, 2025, Commonwealth Annuity evaluated subsequent events through April 16, 2026 the issuance date of the financial statements. There are no subsequent events requiring accounting adjustments or disclosure.

Investments

Investment transactions are recorded as of the trade date. Investments held by the Sub-Accounts are recorded at fair value based on the stated net asset value per share (“NAV”) of the Underlying Funds. The change in the difference between cost and fair value is reflected in unrealized gain (loss) in the statements of operations. Realized investment gains and losses are determined using the average cost method. Dividend income and capital gain distributions are recorded on the ex-distribution date and are reinvested in additional shares of the Underlying Funds at NAV. Investment income receivable represents dividends receivable by, but not yet reinvested in, the Underlying Funds.

Financial Instruments

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The best evidence of fair value is a quoted price in an active market. If listed prices or quotations are not available, fair value is determined by reference to prices of similar instruments and quoted prices or recent prices in less active markets.

U.S. GAAP establishes a three-level valuation hierarchy based upon observable and non-observable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. The fair value hierarchy prioritizes inputs to the valuation techniques used to measure fair value, giving the highest priority to Level 1 inputs and the lowest priority to Level 3 inputs. A financial instrument’s level in the fair value hierarchy is based on the lowest level of any input that is significant to fair value measurement of the financial instrument. The three levels of the fair value hierarchy are described below:

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2025

Note 2 - Summary of Significant Accounting Policies (Continued)

Basis of Fair Value Measurement

Level 1	Inputs are unadjusted quoted prices in active markets to which Commonwealth Annuity had access at the measurement date for identical, unrestricted assets or liabilities.

Level 2	Inputs to valuation techniques are observable either directly or indirectly through quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3	Model-derived where one or more inputs to the valuation techniques are significant and unobservable.

The Underlying Funds in the Separate Account produce a daily NAV that is validated with a sufficient level of observable activity to support classification of the fair value measurement as level 1.

Statements of Changes in Net Assets

Policy owners may allocate their Policy values to variable investment options in the Separate Account and to the Fixed Account, which is a part of the General Account that guarantees principal and a fixed minimum interest rate.

Net purchase payments represent payments by Policy owners under the Policies (excluding amounts allocated to the Fixed Account) reduced by refunds made during the initial free-look period, and by applicable deductions, charges, and state premium taxes. Terminations and withdrawals are payments to Policy owners and beneficiaries made under the terms of the Policies and amounts that Policy owners have requested to be withdrawn and paid to them. Insurance and other charges are deductions from Policy values for Policy fees such as Cost of Insurance. Cost of Insurance are charges based on individual characteristics such as the age, Policy year, underwriting class, face amount and sex of the insured. Transfers include amounts that Policy owners have directed to be moved among funds, including permitted transfers from and to the Fixed Account, along with Policy loan activity and death claims.

Federal Income Taxes

The operations of the Separate Account are included in the federal income tax return of Commonwealth Annuity, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code (“IRC”). Under the current provisions of the IRC, Commonwealth Annuity does not expect to incur federal income taxes on the earnings or realized capital gains attributable to the Separate Account. Based on this, no Federal income tax provision is required. Commonwealth Annuity will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Policies. The Separate Account did not record any changes in and had no recorded liabilities for uncertain tax benefits or related interest and penalties as of and for the year ended December 31, 2025.

Diversification Requirement

Under the provisions of Section 817(h) of the IRC, a variable life insurance policy, other than a policy issued in connection with certain types of employee benefit plans, will not be treated as a variable life insurance policy for federal income tax purposes for any period for which the investments of the segregated asset account on which the policy is based are not adequately diversified. The IRC provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury. The Internal Revenue Service has issued regulations

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2025

Note 2 - Summary of Significant Accounting Policies (Continued)

under Section 817(h) of the IRC. Commonwealth Annuity believes that the Separate Account satisfies the current requirements of the regulations, and it intends that it will continue to meet such requirements.

Segment Reporting

The Separate Account is engaged in a single line of business as a funding vehicle for the Commonwealth Annuity Select SPL and Commonwealth Annuity SPL II variable life insurance policies, established for the purpose of separating from the General Account those assets used to fund the variable portion of the Policies issued by Commonwealth Annuity. The President of Commonwealth Annuity acts as the chief operating decision maker (“CODM”), who is responsible for ensuring the Separate Account maintains compliance with its Policy agreements and meets applicable regulations and reporting requirements. Each Sub-Account’s operations constitute a single operating segment, and therefore, a single reportable segment, because the CODM manages the business using Net Increase in net assets from operations as their performance measure, in order to make operational decisions of each of the Sub-Accounts within the Separate Account. Refer to the Statements of Net Assets, Statements of Operations and Statements of Changes in Net Assets and related notes for each Sub-Account’s operating segment assets, revenues, and significant expenses.

Expense Disaggregation Disclosures

In November 2024, the FASB issued ASU 2024-03, “Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses” (“ASU 2024-03”). ASU 2024-03 requires a public business entity to provide disaggregated disclosures of certain categories of expenses on an annual and interim basis. The update will be effective for annual periods beginning after December 15, 2026 and interim periods beginning after December 15, 2027. Commonwealth Annuity is currently evaluating the impact of adopting this guidance on the Separate Account’s financial statements and disclosures.

Note 3 - Expenses and Related Party Transactions

On the monthly processing date, Commonwealth Annuity deducts the following charges: a Cost of Insurance Charge for the cost of insurance protection under the Policies; an Administrative Fee as reimbursement for expenses related to issuance and maintenance of the Policies; and a Distribution Expense Charge to compensate for a portion of the sales expense incurred with respect to the Policies. Commonwealth Annuity may also charge other one-time fees for certain Policy transactions, which are not listed in the following table.

The Policy owner may allocate the Policy deductions to any number of Sub-Accounts and to the Fixed Account. In the absence of allocation instructions, or if the Sub-Accounts chosen do not have sufficient funds to cover the Policy deductions, Commonwealth Annuity makes a pro-rata allocation among the Sub-Accounts in the Policy.

Commonwealth Annuity also assesses a Mortality and Expense Risk Fee. The Mortality and Expense Risk Fee compensates Commonwealth Annuity for assuming mortality and expense risks for variable interests in the Policy. The mortality risk assumed by Commonwealth Annuity is that insureds may live for a shorter time than anticipated, and that Commonwealth Annuity therefore will pay an aggregate amount of death proceeds greater than anticipated. The expense risk assumed is that the expenses incurred in issuing and administering the Policies will exceed the amounts realized from the administrative charges provided in the Policies. If the fee for mortality and expense risks is not sufficient to cover mortality experience and expenses, Commonwealth Annuity absorbs the losses. If the fee is higher than mortality and expense risk expenses, the difference is a profit to Commonwealth Annuity.

Fees and charges may be deducted daily, monthly, or annually. They may be deducted from the net assets of each Sub-Account (“Unit Fair Value”) or deducted from individual Policies (“Individual Policy”). Current fees and charges are summarized in the following table.

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2025

Note 3 - Expenses and Related Party Transactions (Continued)

	Commonwealth Annuity Select SPL	Commonwealth Annuity SPL II
Mortality and Expense Risk Fee
Frequency	Daily	Daily
Deduction Method	Unit Fair Value	Unit Fair Value
Financial Statement Line	Statements of Operations, Mortality and expense risk fees	Statements of Operations, Mortality and expense risk fees
Rate (Annual)	0.90%	0.90%

Cost of Insurance Charge
Frequency	Monthly	Monthly
Deduction Method	Individual Policy	Individual Policy
Financial Statement Line	Statements of Changes in Net Assets, Insurance and other charges	Statements of Changes in Net Assets, Insurance and other charges
Rate (Annual)	Varies by Policy	Varies by Policy

Administrative Charge
Frequency	Monthly	Monthly
Deduction Method	Individual Policy	Individual Policy
Financial Statement Line	Statements of Changes in Net Assets, Insurance and other charges	Statements of Changes in Net Assets, Insurance and other charges
Rate (Annual)	0.20%	0.25%

Distribution Expense Charge
Frequency	Monthly	Monthly
Deduction Method	Individual Policy	Individual Policy
Financial Statement Line	Statements of Changes in Net Assets, Insurance and other charges	Statements of Changes in Net Assets, Insurance and other charges
Rate (Annual)	0.90% during the first 10 Policy years	1.15% during the first 10 Policy years

A surrender charge may be deducted upon request of a full surrender of the Policy or a decrease in the face amount if less than a certain number of years have lapsed from the date of issue or from the effective date of any increase in the face amount.

Some states and municipalities impose premium taxes, which currently range up to 5%, on variable life policies.

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2025

Note 3 - Expenses and Related Party Transactions (Continued)

There are other fees and charges that may be assessed at the discretion of Commonwealth Annuity, in accordance with Policy terms.

Global Atlantic Investment Advisors, LLC (GAIA) is the investment adviser to the FVIT. GAIA, an affiliate of Commonwealth Annuity, is a wholly owned indirect subsidiary of GAFG. During the year ended December 31, 2025, management fees of the underlying FVIT funds were paid by the underlying fund to GAIA in its capacity as investment manager of the FVIT funds, which is an indirect expense of the Separate Account.

The FVIT funds’ advisory agreement provides for each fund to pay a fee to GAIA, equal to an annual rate ranging from 0.22% to 0.60% of the applicable fund’s average daily net assets. In addition, according to the Plan of Distribution and Service pursuant to Rule 12b-1 under the 1940 Act, Class II shares of each FVIT fund paid a fee to Global Atlantic Distributors, LLC equal to an annual rate of 0.25% of the fund’s average daily net assets. Class I shares paid no 12b-1 fee. These fees are direct expenses of the funds, and indirect expenses of the Separate Account.

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2025

Note 4 - Changes In Units Outstanding

The changes in units outstanding were as follows:

	2025			2024
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Sub-Account	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
Global Atlantic BlackRock Disciplined Core Portfolio Class I	580	(50,479)	(49,899)	3,352	(89,421)	(86,069)
Global Atlantic BlackRock Disciplined Core Portfolio Class II	-	(8)	(8)	-	(4,291)	(4,291)
Global Atlantic BlackRock Disciplined Growth Portfolio	336	(10,402)	(10,066)	50	(10,013)	(9,963)
Global Atlantic BlackRock Disciplined International Core Portfolio	823	(32,857)	(32,034)	4,697	(36,124)	(31,427)
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	2,634	(51,560)	(48,926)	5,908	(52,720)	(46,812)
Global Atlantic BlackRock Disciplined Value Portfolio Class I	1,960	(39,381)	(37,421)	416	(47,706)	(47,290)
Global Atlantic BlackRock Disciplined Value Portfolio Class II	-	(3)	(3)	-	(2,461)	(2,461)
Global Atlantic BlackRock High Yield Portfolio	1,249	(10,009)	(8,760)	1,486	(15,407)	(13,921)
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	4,980	(22,615)	(17,635)	8,880	(30,764)	(21,884)
Goldman Sachs VIT Government Money Market Fund	42,487	(570,850)	(528,363)	68,987	(792,556)	(723,569)
Invesco V.I. Health Care Fund	2,890	(8,115)	(5,225)	1,026	(22,097)	(21,071)

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2025

Note 5 - Purchases and Sales of Investments

The cost of purchases and proceeds from sales of shares of the Underlying Funds of the Separate Account during the year ended December 31, 2025 were as follows:

Investment Portfolios	Purchases	Sales
Global Atlantic BlackRock Disciplined Core Portfolio Class I	$2,606,693	$1,384,798
Global Atlantic BlackRock Disciplined Core Portfolio Class II	4,229	473
Global Atlantic BlackRock Disciplined Growth Portfolio	289,269	153,229
Global Atlantic BlackRock Disciplined International Core Portfolio	84,118	477,301
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio	345,839	1,197,990
Global Atlantic BlackRock Disciplined Value Portfolio Class I	1,421,083	807,023
Global Atlantic BlackRock Disciplined Value Portfolio Class II	1,142	106
Global Atlantic BlackRock High Yield Portfolio	112,051	134,922
Global Atlantic Goldman Sachs Core Fixed Income Portfolio	131,525	248,928
Goldman Sachs VIT Government Money Market Fund	297,046	796,526
Invesco V.I. Health Care Fund	30,727	36,391

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2025

Note 6 - Financial Highlights

Unit fair values, units outstanding, income and expense ratios and total returns for the Separate Account were as follows:

	At December 31			For the year ended December 31
	Units	Unit Fair Values ($)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios (%) (2)(4)	Total Returns (%) (3)(4)
Global Atlantic BlackRock Disciplined Core Portfolio Class I
2025	724,888	28.44	20,615,912	0.81	0.90	19.15
2024	774,787	23.87	18,496,063	0.87	0.90	25.17
2023	860,856	19.07	16,419,652	1.12	0.90	25.21
2022	976,216	15.23	14,868,661	1.09	0.90	(19.63)
2021	1,038,105	18.95	19,669,912	0.90	0.90	27.52
Global Atlantic BlackRock Disciplined Core Portfolio Class II
2025	1,225	27.84	34,093	0.57	0.90	18.77
2024	1,233	23.44	28,896	0.33	0.90	24.81
2023	5,524	18.78	103,740	0.90	0.90	25.03
2022	5,560	15.02	83,507	0.82	0.90	(19.85)
2021	5,596	18.74	104,865	0.64	0.90	27.22
Global Atlantic BlackRock Disciplined Growth Portfolio
2025	79,289	16.52	1,310,035	N/A	0.90	21.11
2024	89,355	13.64	1,218,420	0.10	0.90	29.53
2023	99,318	10.53	1,045,387	0.32	0.90	39.47
2022	99,031	7.55	747,469	0.15	0.90	(30.54)
2021	100,439	10.87	1,091,310	N/A	0.90	8.70
Global Atlantic BlackRock Disciplined International Core Portfolio
2025	260,295	15.73	4,095,571	1.96	0.90	31.08
2024	292,329	12.00	3,507,357	2.25	0.90	4.90
2023	323,756	11.44	3,703,039	2.23	0.90	13.94
2022	366,610	10.04	3,679,512	2.95	0.90	(16.19)
2021	382,147	11.98	4,577,163	1.27	0.90	7.54
Global Atlantic BlackRock Disciplined Mid Cap Growth Portfolio
2025	317,364	23.17	7,352,710	N/A	0.90	8.93
2024	366,290	21.27	7,792,003	N/A	0.90	20.10
2023	413,102	17.71	7,314,880	0.02	0.90	22.90
2022	484,905	14.41	6,985,992	N/A	0.90	(27.22)
2021	527,066	19.80	10,435,962	N/A	0.90	12.95

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2025

Note 6 - Financial Highlights (Continued)

	At December 31			For the year ended December 31
	Units	Unit Fair Values ($)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios (%) (2)(4)	Total Returns (%) (3)(4)
Global Atlantic BlackRock Disciplined Value Portfolio Class I
2025	425,292	20.91	8,892,606	1.52	0.90	16.10
2024	462,713	18.01	8,332,335	1.64	0.90	14.93
2023	510,003	15.67	7,992,153	1.72	0.90	12.90
2022	556,928	13.88	7,728,311	1.63	0.90	(9.16)
2021	648,113	15.28	9,904,448	1.31	0.90	25.45
Global Atlantic BlackRock Disciplined Value Portfolio Class II
2025	367	20.51	7,529	1.27	0.90	15.88
2024	370	17.70	6,541	0.50	0.90	14.49
2023	2,831	15.46	43,776	1.50	0.90	12.68
2022	2,850	13.72	39,101	1.45	0.90	(9.44)
2021	2,869	15.15	43,459	0.92	0.90	25.10
Global Atlantic BlackRock High Yield Portfolio
2025	94,145	13.15	1,238,232	7.88	0.90	6.13
2024	102,905	12.39	1,275,076	6.91	0.90	7.37
2023	116,826	11.54	1,348,151	6.28	0.90	11.39
2022	129,547	10.36	1,342,433	5.37	0.90	(10.46)
2021	142,734	11.57	1,651,684	4.85	0.90	3.03
Global Atlantic Goldman Sachs Core Fixed Income Portfolio
2025	177,651	10.76	1,911,972	4.26	0.90	6.85
2024	195,286	10.07	1,967,357	3.95	0.90	0.20
2023	217,170	10.05	2,182,461	2.53	0.90	4.80
2022	258,763	9.59	2,481,720	1.92	0.90	(14.60)
2021	300,063	11.23	3,370,485	2.51	0.90	(2.85)
Goldman Sachs VIT Government Money Market Fund
2025	4,697,231	1.33	6,244,279	3.88	0.90	3.10
2024	5,225,594	1.29	6,743,759	4.80	0.90	4.03
2023	5,949,163	1.24	7,384,957	4.76	0.90	3.33
2022	1,737,694	1.20	2,077,186	1.40	0.90	0.84
2021	1,548,171	1.19	1,842,120	0.01	0.90	(0.83)

Commonwealth Select Separate Account III

Notes To Financial Statements

December 31, 2025

Note 6 - Financial Highlights (Continued)

	At December 31			For the year ended December 31
	Units	Unit Fair Values ($)	Net Assets ($)	Investment Income Ratios (%) (1)(4)	Expense Ratios (%) (2)(4)	Total Returns (%) (3)(4)
Invesco V.I. Health Care Fund
2025	117,970	4.30	506,983	N/A	0.90	14.36
2024	123,195	3.76	463,243	N/A	0.90	3.30
2023	144,266	3.64	525,523	N/A	0.90	1.96
2022	154,774	3.57	552,218	N/A	0.90	(13.98)
2021	157,211	4.15	652,952	0.21	0.90	11.26

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Underlying Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk fees, that result in direct reductions in the unit fair values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Underlying Fund in which the Sub-Accounts invest. Investment income ratio has not been annualized for periods less than one year.

(2)	These ratios represent the annualized Policy expenses of the Separate Account, consisting primarily of mortality and expense risk fees, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit fair values. See Note 3 for a list of all unit fair value charges. Charges made directly to Policy owner accounts through the redemption of units and expenses of the Underlying Fund are excluded.

(3)	These amounts represent the total return for the periods indicated, including changes in the value of the Underlying Fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total return has not been annualized for periods less than one year.

(4)	Investment income ratios for closed or liquidated Sub-Accounts with periods less than one year are calculated using the average net assets for the period. Expense ratios for closed or liquidated Sub-Accounts with periods less than one year have been annualized. Total returns for closed or liquidated Sub-Accounts with periods less than one year are calculated using the final unit values.

COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2025 and 2024 and for the Years Ended

December 31, 2025, 2024 and 2023 and Supplemental Information

As of and for the Year Ended December 31, 2025

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Index to Statutory Financial Statements

Independent Auditor's Report	3
Statutory Statements of Admitted Assets, Liabilities, Capital and Surplus	6
Statutory Statements of Operations	7
Statutory Statements of Changes in Capital and Surplus	8
Statutory Statements of Cash Flows	9
Notes to Statutory Financial Statements	11

Supplementary Information	77
Supplemental Schedule of Selected Statutory Basis Financial Data	78
Supplemental Schedule of Investment Risk Interrogatories	81
Summary Investment Schedule	86
Supplemental Schedule of Reinsurance Disclosures	87

Deloitte & Touche LLP
115 Federal St
15th Floor
Boston, MA 02110
USA

Tel: + 1 617 437 2000
Fax: + 1 617 437 2111

www.deloitte.com

INDEPENDENT AUDITOR’S REPORT

Audit Committee of The Global Atlantic Financial Group LLC:

Opinions

We have audited the statutory financial statements of Commonwealth Annuity and Life Insurance Company (the “Company”), which comprise the statutory statements of admitted assets, liabilities, capital and surplus as of December 31, 2025 and December 31, 2024, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years ended December 31, 2025, 2024, and 2023, and the related notes to the statutory financial statements (collectively referred to as the "statutory financial statements").

Unmodified Opinion on Statutory Accounting

In our opinion, the accompanying statutory financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2025 and December 31, 2024, and the results of its operations and its cash flows for the years ended December 31, 2025, 2024, and 2023, in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts described in Note 2.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and December 31, 2024, or the results of its operations or its cash flows for the years ended December 31, 2025, 2024, and 2023.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory financial statements, the statutory financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Division of Insurance of the Commonwealth of Massachusetts. The effects on the statutory financial statements of the variances between the statutory of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory Financial Statements

Management is responsible for the preparation and fair presentation of the statutory financial statements in accordance with the accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory financial statements.

In performing an audit in accordance with GAAS, we:

●	Exercise professional judgment and maintain professional skepticism throughout the audit.

●	Identify and assess the risks of material misstatement of the statutory financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory financial statements.

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory financial statements.

●	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2025 audit was conducted for the purpose of forming an opinion on the 2025 statutory financial statements as a whole. The supplemental schedule of selected statutory financial data, the supplemental schedule of investment risk interrogatories, the supplemental summary investment schedule, and the supplemental schedule of reinsurance disclosures as of and for the year ended December 31, 2025, are presented for purposes of additional analysis and are not a required part of the 2025 statutory financial statements. These schedules are the responsibility of the Company's management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2025 statutory financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2025 statutory financial statements as a whole.

March 27, 2026

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS

As of December 31, 2025 and 2024

(Dollars in thousands, except share data)	Notes	2025	2024
ASSETS
Bonds	3,4	$61,224,983	$55,466,817
Preferred stocks	4	386,551	145,123
Affiliated common stock	4	5,498,488	4,860,194
Unaffiliated common stock	4	7,657	8,240
Mortgage loans	3,4	22,686,063	21,744,184
Real estate	4	39,453	34,650
Cash, cash equivalents, and short term investments	3,4	2,584,161	2,727,915
Policy loans	3,4	556,328	574,788
Derivatives	3,4	548,138	488,091
Other invested assets including receivables for securities	3,4,12	2,066,990	1,939,265
Subtotal, cash and invested assets		95,598,812	87,989,267
Investment income due and accrued		766,811	653,717
Premiums due and deferred	8	1,528	1,693
Reinsurance receivable		5,468,676	3,893,943
Net deferred tax asset	6	897,374	748,192
Deposit accounting receivable		6,847,134	7,015,040
Other assets	15	106,582	86,073
Separate account assets	17	2,857,670	2,176,042
Total admitted assets		$112,544,587	$102,563,967

LIABILITIES
Aggregate reserve for life policies and contracts	9	16,360,209	18,682,417
Reinsurance payables		$72,050,992	$61,978,119
Aggregate reserve for accident and health policies	10	4,570,872	4,831,617
Deposit funds and other contract liabilities		5,014,502	4,456,328
Claims payable		106,472	9,898
Dividends payable to policyholders		316	334
General expenses and commissions payable		15,696	9,164
Transfers from separate accounts due or accrued		(9,687)	(11,328)
Taxes, licenses and fees payable		3,384	2,912
Asset valuation reserve		593,170	570,218
Derivative collateral	3,4	490,473	439,151
Current federal income taxes payable		236,169	175,091
Deposit contracts payable		2,875,917	2,906,205
Other liabilities	15	467,630	177,390
Payable to parent, subsidiaries and affiliates, net		30,938	5,258
Separate account liabilities	17	2,857,670	2,176,042
Total liabilities		$105,664,723	$96,408,816

CAPITAL AND SURPLUS
Common stock, $1,000 par value, 10,000 shares authorized, 2,526 shares issued and outstanding		2,526	2,526
Paid in surplus		6,367,649	5,507,011
Unassigned surplus		(1,221,145)	(1,029,868)
Surplus notes		1,645,000	1,645,000
Admitted disallowed IMR		85,789	30,437
Other		45	45
Total capital and surplus	11	6,879,864	6,155,151
Total liabilities, capital, and surplus		$112,544,587	$102,563,967

The accompanying notes are an integral part of these financial statements	Page 6

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF OPERATIONS

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)	Notes	2025	2024	2023
REVENUE
Premiums and annuity considerations		$232,251	$8,045,363	$2,155,129
Net investment income	3	4,444,183	4,025,007	2,958,237
Amortization of interest maintenance reserve	3	(25,433)	(14,515)	(110)
Separate Accounts net gain from operation excluding unrealized gains or losses		(76,341)
Commissions, expense allowances and reserve adjustments on reinsurance ceded		863,641	506,280	1,129,664
Investment management and administration fees from separate accounts		36,502	37,166	25,160
Policyholder fee income		36,491	41,369	40,672
Other income	15	182,387	92,295	157,516
Total revenue		$5,693,681	$12,732,965	$6,466,268

BENEFITS AND EXPENSES
Benefits paid or provided for:
Death benefits		52,827	68,163	55,824
Surrender benefits		3,195,383	2,119,635	1,057,567
Annuity payments		384,302	360,835	328,262
Interest and adjustments on contract or deposit-type contract funds		262,771	122,513	25
Disability benefits		111,124	19,678	24,044
Supplementary contracts		2	2	2
Change in policy reserves, deposit funds and other		(2,582,953)	6,641,406	1,465,839
Total benefits		1,423,456	9,332,232	2,931,563
Commissions on premiums, annuity considerations and deposit liabilities		3,474	3,652	3,570
Change in loading expenses		(63)	43	(147)
Commissions and expense allowances on reinsurance assumed		492,725	663,162	1,276,094
General insurance expenses		277,922	241,857	252,465
Insurance taxes, licenses and fees		10,715	11,184	8,183
Net transfers to/(from) separate accounts	17	460,708	172,373	(94,084)
Change in reserve - modified coinsurance and funds withheld adjustment		2,899,173	2,394,472	2,225,917
Total benefits and expenses		5,568,110	12,818,975	6,603,561

Net Income (Loss) from operations before dividends, federal income taxes and realized capital gains		125,571	(86,010)	(137,293)

Dividends to policyholders		1,881	1,890	951

Net Income (Loss) from operations before federal income taxes and realized capital gains		123,690	(87,900)	(138,244)

Federal and foreign income tax expense (benefit)	6	91,277	213,794	167,360

Net Income (Loss) from operations before realized capital gains		32,413	(301,694)	(305,604)

Net realized capital (losses) / gains, net of tax and transfers to interest maintenance reserve		(98,113)	(251,799)	(465,445)

Net income (loss)		$(65,700)	$(553,493)	$(771,049)

The accompanying notes are an integral part of these financial statements	Page 7

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

	Common Stock	Paid in Surplus	Surplus Notes	Other	Unassigned Surplus	Total Capital and Surplus
Balance at December 31, 2022	$2,526	$3,300,011	$820,000	$45	$69,261	$4,191,843

Net loss	—	—	—	—	(771,049)	(771,049)
Change in net unrealized capital gains	—	—	—	—	(164,398)	(164,398)
Unrealized foreign exchange capital loss	—	—	—	—	3,021	3,021
Change in net deferred income tax	—	—	—	—	244,154	244,154
Change in non-admitted assets	—	—	—	—	10,740	10,740
Change in unauthorized reinsurance	—	—	—	—	230	230
Change in asset valuation reserve	—	—	—	—	(84,009)	(84,009)
Capital contribution	—	665,000	—	—	—	665,000
Change as a result of reinsurance	—	—	—	—	(4,709)	(4,709)
Change in surplus note	—	—	225,000	—	—	225,000
Prior year adjustment	—	—	—	—	(1,850)	(1,850)
Balance at December 31, 2023	2,526	3,965,011	1,045,000	45	(698,609)	4,313,973

Net loss	—	—	—	—	(553,493)	(553,493)
Change in net unrealized capital gains	—	—	—	—	206,318	206,318
Unrealized foreign exchange capital loss	—	—	—	—	(4,803)	(4,803)
Change in net deferred income tax	—	—	—	—	289,538	289,538
Change in non-admitted assets	—	—	—	—	(60,839)	(60,839)
Change in unauthorized reinsurance	—	—	—	—	(3,594)	(3,594)
Change in asset valuation reserve	—	—	—	—	(198,858)	(198,858)
Capital contribution	—	1,542,000	—	—	—	1,542,000
Change as a result of reinsurance	—	—	—	—	75,202	75,202
Change in Surplus in separate accounts	—	—	—	—	(26,101)	(26,101)
Change in surplus note	—	—	600,000	—	—	600,000
Prior year adjustment	—	—	—	—	12,865	12,865
Other changes to capital and surplus	—	—	—	30,437	(67,494)	(37,057)
Balance at December 31, 2024	2,526	5,507,011	1,645,000	30,482	(1,029,868)	6,155,151

Net loss	—	—	—	—	(65,700)	(65,700)
Change in net unrealized capital gains	—	—	—	—	(365,531)	(365,531)
Unrealized foreign exchange capital loss	—	—	—	—	1,181	1,181
Change in net deferred income tax	—	—	—	—	153,904	153,904
Change in non-admitted assets	—	—	—	—	(14,915)	(14,915)
Change in unauthorized reinsurance	—	—	—	—	(1,901)	(1,901)
Change in asset valuation reserve	—	—	—	—	(22,952)	(22,952)
Capital contribution	—	860,638	—	—	—	860,638
Change as a result of reinsurance	—	—	—	—	(5,359)	(5,359)
Change in surplus in separate accounts	—	—	—	—	(1,752)	(1,752)
Change in surplus due to ceded unrealized gains(losses)	—	—	—	—	187,100	187,100
Other changes to capital and surplus	—	—	—	55,352	(55,352)	—
Balance at December 31, 2025	2,526	6,367,649	1,645,000	85,834	(1,221,145)	6,879,864

The accompanying notes are an integral part of these financial statements	Page 8

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

STATUTORY STATEMENTS OF CASH FLOWS

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)	2025	2024	2023
CASH FROM OPERATIONS
Premiums and annuity considerations	$1,252,841	$3,959,921	$4,458,139
Net investment income	4,116,324	3,739,069	2,877,887
Other income	(352,318)	(556,902)	(350,608)
Claims, surrenders and other benefits	(2,435,742)	(1,535,987)	138,722
Commissions and expenses paid	(3,540,364)	(3,456,787)	(3,338,629)
Surplus note interest	(117,250)	(65,400)	(51,250)
Dividends paid to policyholders	(1,899)	(1,932)	(973)
Net transfers from separate accounts	(460,819)	(196,943)	95,411
Federal income taxes recovered / (paid)	(65,825)	(24,487)	(29,162)
Net cash from operations	(1,605,052)	1,860,552	3,799,537

CASH FROM INVESTMENTS
Proceeds from investments sold, matured or repaid
Bonds	28,336,335	22,561,971	10,773,439
Stocks	47,220	32,899	30,308
Mortgage loans	3,052,688	1,879,677	1,800,062
Other invested assets	718,374	574,998	1,272,023
Net gains or (losses) on cash, cash equivalents, and short-term investments	(123)	(1,218)	—
Miscellaneous proceeds	90,340	218,617	—
Total investment proceeds	32,244,834	25,266,944	13,875,832
Cost of investments acquired
Bonds	(32,015,858)	(26,000,154)	(11,814,933)
Stocks	(942,155)	(1,174,927)	(355,286)
Mortgage loans	(4,013,862)	(8,105,690)	(4,108,539)
Other invested assets	(748,717)	(898,715)	(962,963)
Real Estate	(5,352)	(1,564)	—
Miscellaneous applications	(30,672)	(285,635)	(894,970)
Total cost of investments acquired	(37,756,616)	(36,466,685)	(18,136,691)
Net change in policy loans	18,459	779	1,251
Net cash (used in) / from investments	(5,493,323)	(11,198,962)	(4,259,608)

CASH FROM FINANCING AND OTHER SOURCES
Surplus notes, capital notes	—	600,000	225,000
Capital and paid in surplus, less treasury stock	700,000	1,542,000	665,000
Net deposits / (withdrawals) on deposit type contracts	558,174	980,072	(14,598)
Borrowed funds	—	(182,919)	182,919
Net change in derivative collateral	51,323	94,316	260,636
Net change in funds held for reinsurers	5,096,189	4,310,553	1,172,360
Other cash provided / (applied)	548,935	(1,429)	314,793
Net cash from financing and other sources	6,954,621	7,342,593	2,806,110
Net change in cash, cash equivalents, and short term investments	(143,754)	(1,995,817)	2,346,039
Beginning of the year	2,727,915	4,723,732	2,377,693
End of the year	$2,584,161	$2,727,915	$4,723,732

The accompanying notes are an integral part of these financial statements	Page 9

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

(Dollars in thousands)	2025	2024	2023
SUPPLEMENTAL SCHEDULE OF NON-CASH OPERATING ACTIVITIES
Assumed premiums from reinsurance transactions	$2,481,117	$6,724,953	$3,288,795
Non-cash premiums ceded on a funds withheld basis	(3,503,013)	(2,407,753)	(5,635,165)
Accrued NII on assumed reinsurance	(34,644)	(102,998)	(12,937)
Assumed commission on reinsurance assumed	—	—	(478,918)
Non-cash assumed expenses	33,366	—	—
Non-cash ceded commission	—	141,203	—
Non-cash ceded reinsurance receivable	(422,937)	—	442,999
Non-cash aggregate write-ins for deductions	—	290,301	—

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING ACTIVITIES
Assumption transfer of bonds assumed reinsurance transactions	(2,479,839)	(8,511,092)	(2,473,915)
Mortgages received to settle reinsurance transactions	—	(822,847)	(86,655)
Contract loans on assumed reinsurance	—	—	(236,370)
Non-cash capital contributions	(20,000)	—	—
Non-cash investment transactions - bonds	(318,744)	(1,843,854)	(611,959)
Non-cash investment transactions - mortgages	(198,322)	(181,936)	(164,480)
Non-cash investment transactions - other invested assets	(67,328)	(111,825)	(18,180)
Non cash investment transactions - CML reclass	—	—	(11,500)
Non cash investment transactions - real estate	—	(9,463)	—
Paid in kind interest-bonds	(36,913)	(23,852)	—
Paid in kind interest - mortgages	(45,816)	(25,682)	—
Paid in kind interest - other invested assets	(21,642)	(8,543)	—
Reclass of residual tranches	—	—	(17,226)
Reclass due to Principal Based Bond Definition bonds	(169,672)	—	—

SUPPLEMENTAL SCHEDULE OF NON-CASH FINANCING ACTIVITIES
Deposit liabilities on reinsurance assumed	$—	$2,711,984	$—
FWH payable and deposit assets on reinsurance ceded	3,925,950	1,976,249	5,192,165
Non-cash capital contributions of other invested assets, net of tax	160,639	—	—

The accompanying notes are an integral part of these financial statements	Page 10

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

1.	ORGANIZATION AND NATURE OF OPERATIONS

Commonwealth Annuity and Life Insurance Company, a Massachusetts domiciled life insurance company (the Company) a wholly owned indirect subsidiary of The Global Atlantic Financial Company LLC, a Bermuda company (Global Atlantic, which shall mean The Global Atlantic Financial Group LLC and, unless otherwise indicated or the context otherwise requires, its applicable subsidiaries). Global Atlantic is majority owned by KKR & Co. Inc (KKR).

On February 1, 2021. KKR & Co. Inc. ("KKR") indirectly acquired a majority interest in the Company following the merger of Global Atlantic Financial Group Limited ("GAFGL") and Magnolia Merger Sub Limited, with GAFGL as the surviving entity of the merger transaction. Prior to the merger transaction, Magnolia Merger Sub Limited was a Bermuda exempted company, a direct wholly owned subsidiary of Magnolia Parent LLC (now known as The Global Atlantic Financial Group, LLC or "TGAFGL") and an indirect subsidiary of KKR. Accordingly, TGAFGL is now the holding company of GAFGL and KKR is deemed the ultimate controlling person of Commonwealth Annuity.

On January 2, 2024, KKR acquired all the remaining equity interests in Global Atlantic that KKR did not already own. As of January 2, 2024, KKR owns 100.0% of Global Atlantic.

The Company directly owns all outstanding shares of Accordia Life and Annuity Company (Accordia), an Iowa domiciled company, First Allmerica Financial Life Insurance Company (FAFLIC), a Massachusetts domiciled company, and Forethought Life Insurance Company (FLIC), an Indiana domiciled insurance company.

The Company insures and reinsures blocks of fixed and variable annuities, universal and variable universal life insurance, traditional life insurance and group retirement products.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements have been prepared in conformity with statutory accounting practices prescribed or permitted by the Division of Insurance of the Commonwealth of Massachusetts (MADOI), which differ in some respects from accounting principles generally accepted in the United States of America (GAAP). Prescribed statutory accounting practices (SAP) include publications of the National Association of Insurance Commissioners “Accounting Practices and Procedures Manual” (NAIC SAP), state laws, regulations and general administrative rules. The more significant of these differences are as follows:

●	Bonds which are “available-for-sale” or “trading” are carried at fair value under GAAP, and are carried at amortized cost under NAIC SAP, except for bonds in or near default which are carried at the lower of fair value or amortized cost under NAIC SAP;

●	Derivatives for which the Company employs fair value accounting are carried at fair value. However, changes in unrealized capital gains and losses are not recognized in net income, but as changes to surplus;

●	The Asset Valuation Reserve (AVR) is required under NAIC SAP to offset potential credit-related investment losses on bonds, mortgage loans, stocks, real estate, and other invested assets. The AVR is recorded as a liability with changes in the reserve accounted for as direct increases or decreases in surplus. Under GAAP, no such reserve is required;

The accompanying notes are an integral part of these financial statements	Page 11

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

●	The Interest Maintenance Reserve (IMR) is required under NAIC SAP to defer recognition of realized gains and losses (net of applicable federal income taxes) on short and long term fixed income investments resulting from interest rate changes. The deferred gain and loss is amortized over the expected remaining life (maturity) of the investment sold. In the event that realized capital losses exceed gains on a cumulative basis, negative IMR is reclassified to Other Assets on the Statement of Admitted Assets and Liabilities and admitted to extent that it is within 10% of an adjusted surplus. Any admitted balance is presented as "admitted disallowed IMR" in the sections of Surplus and is excluded from Unassigned surplus for the purposes of establishing level of dividends which may be paid by the Company. Under GAAP, no such reserve is required;

●	Policy acquisition costs, such as commissions, and other costs that are directly related to the successful efforts of acquiring new business are deferred under GAAP. Under NAIC SAP, such items are recorded as expenses when incurred;

●	Benefit reserves are determined using statutorily prescribed interest, morbidity and mortality assumptions under NAIC SAP, except under certain principles-based reserve methodologies. With respect to variable annuities, VM-21 prescribes various approaches for setting assumptions related to policyholder and economic behavior that can vary by reserve component (Stochastic Reserve and Standard Projection Amount). With respect to life insurance products, valuation assumptions are prudent estimates used in determining Stochastic and Deterministic reserve components as prescribed by VM-20. In all cases the Company follows these prescribed practices. Under US GAAP, reserves and related balances are generally calculated using assumptions that are based on best estimates, which in some cases require appropriate adjustments that are required under certain FASB Accounting Standards. Effective January 1, 2023, public company reporting for long duration insurance contracts changed under the new long duration targeted improvements (LDTI) insurance accounting standard. LDTI requires the unlocking of assumptions for traditional life and limited pay contracts, requiring more frequent update to best estimates;

●	Under NAIC SAP, amounts recoverable from reinsurers for unpaid losses are not recorded as assets, but as offsets against the respective policyholder liabilities. Under GAAP, amounts recoverable from reinsurers for unpaid losses are recorded as assets and not offset against the respective policyholder liabilities. Reinsurance balance amounts deemed to be uncollectible are written off through a charge to operations. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings;

●	Deferred income taxes, which provide for book/tax temporary differences, are charged directly to unassigned surplus under NAIC SAP, whereas under GAAP, they are included as a component of net income. Deferred tax assets are also subject to an admissibility test under NAIC SAP;

●	Under NAIC SAP, certain items are designated as “non-admitted” assets (such as furniture and equipment, prepaid expenses, bills receivable, computer system software, and agents’ balance, etc.) and are excluded from assets by a direct charge to surplus. Under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances;

The accompanying notes are an integral part of these financial statements	Page 12

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

●	Under GAAP acquisition accounting, an intangible asset can be assigned a value representing the cost to duplicate, create or replace the asset, assigned a finite life, and amortized accordingly. NAIC SAP does not recognize this type of transaction but recognizes any amount paid in excess of the subsidiary’s underlying statutory capital and surplus as unamortized goodwill on the parent company’s books. Goodwill is then amortized into unrealized capital gains and losses, on a straight line basis for a period which the acquiring entity benefits economically, not to exceed 10 years;

●	Under GAAP accounting, the Company’s assets and liabilities were remeasured at fair value upon the close of the KKR acquisition. This resulted in the recognition of Value of Business Acquired (VOBA), which is generally amortized on a constant level basis using policy count over the estimated lives of the contracts, and goodwill, which is not amortized but assessed for impairment annually or more frequently if circumstances indicate impairment may have occurred, for GAAP. There was no such remeasurement of assets and liabilities for Statutory reporting. Under NAIC SAP, consideration in excess of the net book value of business acquired is recognized as a ceding commission. Ceding commission expenses are recognized in income on the date of the transaction. Ceding commission revenues are recognized as a separate surplus item on a net of tax basis and are subsequently amortized into income as earnings from the business emerge;

●	Under NAIC SAP, revenues for annuity contracts and universal life policies consist of the entire premium received, and benefits incurred represent the total of death benefits paid, surrenders (net of surrender charges), and the change in policy reserves. Under GAAP, premiums received for annuity contracts and universal life that do not include significant mortality risk would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values. Charges for mortality expenses and surrenders for both types of policies would be recognized as revenue under GAAP;

●	Policyowner dividends are recognized when declared under NAIC SAP rather than over the term of the related policies as required by GAAP;

●	Under GAAP the Company has elected to carry the funds withheld assets at fair value while for statutory treatment the Company carries the funds withheld assets at amortized cost;

●	Under NAIC SAP, cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less;

●	Investments in subsidiaries where the Company has the ability to exercise control are consolidated for GAAP reporting. Under NAIC SAP, the equity value of subsidiaries is recorded as other invested assets and investments in common stocks of affiliated entities;

The accompanying notes are an integral part of these financial statements	Page 13

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

●	Surplus notes are instruments which have characteristics of both debt and equity, and are subject to strict control by the reporting entity’s domiciliary regulator. Under NAIC SAP, surplus notes issued by a reporting entity are classified as an increase to surplus, and accrued interest payable is recognized only when approval to pay such interest has been obtained by the regulator. Under GAAP, surplus notes are classified as debt, and interest payable is incurred on a straight-line basis.

●	Bond portfolios, separate account assets, and associated liabilities comprising guaranteed separate accounts, also referred to as market value adjusted annuities (MVA), are included in separate accounts for NAIC SAP, whereas these are classified under the Company’s general account under GAAP.

The effects on the financial statements of the variances between statutory and GAAP, although not readily determinable, are presumed to be material.

Use of Estimates

The preparation of financial statements in accordance with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ significantly from those estimates. Significant estimates included in the accompanying statutory basis financial statements are assumptions and judgments utilized in determining if declines in fair values of investments are other-than-temporary, valuation methods for infrequently traded securities and private placements, policy liabilities, accruals relating to legal and administrative proceedings and estimates to establish the reserves for future policy benefits.

The accompanying notes are an integral part of these financial statements	Page 14

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Investments

Bonds

The NAIC classifies bonds into six quality categories and 20 subcategories. These categories range from 1A (the highest) to 5C (the lowest) for non-defaulted bonds, and category 6 for bonds in and near default. Bonds in default are required to be carried at the lower of amortized cost or NAIC fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Bonds and preferred stocks, excluding loan-backed and structured securities (LBASS), are stated at amortized cost using the modified scientific method, or fair value in accordance with the “Purposes and Procedures Manual (P & P Manual) of the NAIC Capital Markets and Investment Analysis Office” (CMIAO). Fair values are measured in accordance with the Statements of Statutory Accounting Principles (SSAP) No. 100 Fair Value Measurements (SSAP No.100). Short-term investments are highly liquid investments readily convertible to cash, with maturities of greater than 90 days and less than one year at time of purchase and are reported at amortized cost.

LBASS are stated at amortized cost or fair value in accordance with the P & P Manual of the CMIAO. Prepayment assumptions are primarily obtained from external sources or internal estimates, and are consistent with the current interest rate and economic environment. The prospective adjustment method is used on most non-agency LBASS. Fair values are based on quoted market prices. If a quoted market price is not available, fair values are estimated using independent pricing sources or internally developed pricing models, based on discounted cash flow analysis. The Company reviews securities at least quarterly for other-than-temporary impairments (OTTI) using current cash flow assumptions.

The NAIC has contracted with Blackrock for non-agency Residential Mortgage Backed Securities (RMBS) and Commercial Mortgage Backed Securities (CMBS), to provide expected loss information, which the Company must use to determine the appropriate NAIC designations for accounting, and risk-based capital (RBC) calculations.

Preferred Stock

Preferred stocks are carried at cost or amortized costs except those rated NAIC class 4 or lower quality, which are carried at the lower of cost or fair value. Changes to preferred stock values are reported as an adjustment to surplus.

Common Stock

Affiliated common stock is carried at statutory surplus plus any admitted goodwill established in accordance with SSAP No. 68, Business Combinations and Goodwill (SSAP No. 68) and SSAP No. 97, Investments in Subsidiary, Controlled, and Affiliated Entities (SSAP No. 97). Changes to statutory surplus of affiliates, net of amortization of goodwill, are reported as an adjustment to surplus.

Unaffiliated common stocks are reported at fair value based on quoted market prices or determined internally utilizing available market data and financial information pertaining to the underlying company except for Federal Home Loan Bank (FHLB) common stock which is valued at cost. The related net unrealized gains or losses are reported in unassigned surplus. The related adjustment for federal income taxes is included in deferred income taxes in unassigned surplus.

The accompanying notes are an integral part of these financial statements	Page 15

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Mortgage Loans

Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over its estimated fair value, when it is probable that based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Specific valuation allowances are based on the fair value of the collateral. Fair value is determined by discounting the projected cash flows for each property to determine the current net present value.

Commercial mortgage loans (CMLs) acquired at a premium or discount are carried at amortized cost using the effective interest rate method. CMLs held by the Company are diversified by property type and geographic area throughout the United States. CMLs are considered impaired when it is probable that the Company will not collect amounts due according to the terms of the original loan agreement. The Company assesses the impairment of loans individually for all loans in the portfolio. The Company estimates the fair value of the underlying collateral using internal valuations generally based on discounted cash flow analyses.

Repurchase Agreements

Repurchase agreements are accounted for in accordance with SSAP No. 103, Transfers and Servicing of Financial Assets and Extinguishment of Liabilities (SSAP No. 103). The transactions are accounted for as collateralized borrowings in which the underlying securities continue to be reported as investments by the Company and the proceeds from the sale are recorded as a liability

Financial Instruments and Derivatives

In the normal course of business, the Company enters into transactions involving various types of financial instruments including derivatives. Derivatives are instruments that derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Derivatives may be privately negotiated contracts, which are usually referred to as over-the-counter (OTC) derivatives, or they may be listed and traded on an exchange (exchange-traded). Exchange-traded equity futures are transacted through a regulated exchange. From time to time, futures contracts are terminated. The clearinghouse guarantees the performance of both counterparties, which mitigates credit risk.

The Company uses OTC and listed derivatives to hedge its exposure to annuity and life insurance products, foreign investment, and macro-economic factors such as interest rates, foreign exchange rates and equity. More specifically for general business hedges of rates and equity movements, the Company utilizes listed futures, OTC swaps & swaptions, OTC & listed options and total return swaps (TRS). Other block rate hedges utilize OTC swaps and listed futures. For the VA block the Company utilizes OTC swaps listed futures, OTC / listed options. In accordance with SSAP No. 86, Derivatives (SSAP No. 86), the Company has elected to account for these derivatives using the fair value method of accounting. Under such treatment, the derivatives are marked to market, with changes in fair value recorded as unrealized investment gains or losses. Upon termination, the unrealized investment gains and losses are reclassified to realized gains and losses in earnings. The Company values the OTC options utilizing the Black-Scholes and Heston models. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs. The parties with whom the Company enters into OTC option contracts are highly rated financial institutions. Contracts are also fully supported by collateral, which minimizes the credit risk associated with such contracts.

The accompanying notes are an integral part of these financial statements	Page 16

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

The Company entered interest rate swaps hedging Federal Home Loan Bank liabilities which employs hedge accounting. In addition, the Company has designated cash flow hedge interest rate swaps to hedge the interest rate risk associated with floating rate investments and fair value hedge cross currency swaps to hedge the foreign currency risk associated with foreign currency-denominated bonds. The derivatives that hedge those assets and liabilities are valued in a manner consistent with the underlying hedged item, which are carried at amortized cost. The Company has also designated bond forwards to hedge the interest rate risk associated with the planned purchase of debt securities in a cash flow hedge. The bond forwards were recorded at cost. Following the qualifying purchases of securities, the fair value of the portion of the bond forward associated with each purchase will be adjusted to the book values, and accretion or amortization will be recognized over the life of the securities using the effective interest method.

Policy Loans

Policy loans are carried at unpaid principal balances.

Other Invested Assets

Other invested assets consist primarily of collateral loans, which are carried at amortized costs; securities which do not qualify as bonds, which are carried at the lower of fair value or amortized cost; residual tranche investments, which are carried at the lower of fair value or amortized cost; and investments in partnerships and LLCs, which are accounted for using the equity method of accounting.

Cash and Short-Term Investments

Cash and short-term investments include cash on hand, amounts due from banks, and highly liquid short-term investments. The Company considers all investments with an original maturity of 90 days or less as cash equivalents. Cash equivalent investments are stated at amortized cost. The Company considers all investments with an original maturity of greater than 90 days and less than one year as short-term investments. Short-term investments are stated at amortized cost.

Investment Income

Investment income is recognized on an accrual basis. Any investment income which is over 90 days past due is excluded from surplus. Investments in bonds that are delinquent are placed on non-accrual status, and thereafter interest income is recognized only when cash payments are received. Interest income on policy loans is recorded as earned using the contractually agreed upon interest rate and is included in accrued investment income until the policy’s anniversary date at which point the interest is capitalized and added to principal.

The accompanying notes are an integral part of these financial statements	Page 17

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Capital Gains and Losses

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The AVR is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, to the IMR, the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

The Company acquires IMR associated with certain assumed blocks of business through reinsurance transactions. Should realized capital losses exceed gains on a cumulative basis, the resulting negative IMR is reclassified to other assets and recorded as an admitted asset up to 10% of the Company's prior period adjusted capital and surplus.

Dividends declared by or received from a subsidiary are recognized in investment income to the extent that these are not in excess of the affiliate’s unassigned surplus. Dividends in excess of the affiliate’s unassigned surplus are offset against the carrying amount of the investment.

Impairments

The Company evaluates mortgages for impairment based on the credit quality of the borrowers ability to pay, common stocks, which are primarily affiliated companies, based on the underlying financial condition of those companies, and joint ventures, partnerships and Limited Liability Companies (LLCs) when it is probable that it will be unable to recover the carrying amount of the investment or there is evidence indicating inability of the investee to sustain earnings that would justify the carrying value of the investment.

At least quarterly, management reviews impaired securities for OTTI. The Company considers several factors when determining if a security is other-than-temporarily impaired, including but not limited to the following: its intent and ability to hold the impaired security until an anticipated recovery in value; the issuer's ability to meet current and future principal and interest obligations for bonds; the length and severity of the impairment; and, the financial condition and near term and long-term prospects for the issuer. The review process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions and other similar factors. The process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues. Additional factors are considered when evaluating the unique features that apply to certain structured securities, including but not limited to the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority with the tranche structure of the security.

Recognition of Premium Income and Acquisition Costs

Life premiums are recognized as income over the premium-paying period of the related polices. Annuity considerations are recognized as income when received. Deposits on deposit-type contracts, such as funding agreements, supplemental contracts, dividend accumulations, and premium and other deposit funds, are recorded as a liability when received. Health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies. Considerations for inforce block liabilities assumed are recognized as premium income when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The accompanying notes are an integral part of these financial statements	Page 18

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Deposit Accounting

In accordance with SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance (SSAP No. 61R), deposits and returns of deposits are recorded directly to the balance sheet. Fee income and expenses are recorded as earned / incurred. The liabilities under applicable treaties are categorized as deposit liabilities rather than reserves, and any unpaid settlements are categorized as other payables or receivables rather than reinsurance payables or receivables. P & P Manual Appendix A-791 “Life and Health Reinsurance Contracts”, allows for increase in surplus net of tax to be identified separately as a surplus item.

Reinsurance and Modified Coinsurance and Funds Withheld Reserve Adjustment

Reinsurance premiums, commissions, expense reimbursement, claims, and claims adjustment expenses related to reinsured business are accounted for on a basis consistent with that used in accounting for the original policies issued and with the terms of the reinsurance contracts and are reported net of amounts ceded to other companies. A liability has been provided for unsecured policy reserves on reinsurance ceded to companies not authorized to assume business in the state of domicile. Changes in this liability are reported directly in unassigned surplus. Policy and contract liabilities ceded have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

In accordance with SSAP No. 61R, the cedant retains the assets supporting the ceded reserves for modified coinsurance or funds withheld coinsurance. The counterparties settle the statutory net income. The significant contributors to this settlement are transfers from separate accounts, change in statutory reserves, mark-to-market of the derivative portfolio and other investment returns.

Policy and Contract Claims

The liability for policy and contract claims is based on actual claims submitted but not paid on the statement date and an estimate of claims that had been incurred but not been reported on the statement date.

Insurance Reserves and Annuity and Other Fund Reserves

Reserving Practices

Reserves for life insurance, annuities, and accident and health insurance are established in amounts adequate to meet the estimated future obligations of policies in force based upon accepted actuarial methods. These liabilities are computed based upon mortality, morbidity, withdrawal, and interest rate assumptions applicable to this coverage. Reserves for life insurance and annuity policies are computed using interest rates ranging from 0.0% to 6.5% for life insurance policies and 0.25% to 11.75% for annuity contracts. Mortality, morbidity, and withdrawal assumptions for all policies are based on industry standards and assumptions prescribed by statute. The assumptions vary by plan, age at issue, year of issue and duration.

For non-universal life plans and universal life accidental death and waiver of premium features, tabular interest, tabular less actual reserve released and tabular costs are calculated by formulas as set by the NAIC. For universal life, tabular interest and tabular cost are equal to actual credits and charges to the policies. Tabular interest on funds not involving life contingencies is calculated by formula.

The accompanying notes are an integral part of these financial statements	Page 19

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

For individual life insurance, claim reserves are established equal to 100% of the benefit payable, net of amounts recoverable from reinsurers portfolio of life settlement policies and investments in partnerships.

Claim reserves are computed based on historical experience modified for expected trends in frequency and severity. Withdrawal characteristics of annuity and other fund reserves vary by contract. At December 31, 2025 and 2024, approximately 51.1% and 45.4% of the account value, respectively, of the contracts (included in both the general account and separate accounts of the Company) were not subject to discretionary withdrawal or were subject to withdrawal at book value less surrender charge.

The Company’s variable annuity contracts contain guaranteed minimum death benefit (GMDB) features. Approximately 96% of the net amounts at risk of these contracts reduce the death benefit proportionately in the event of a partial withdrawal. For all variable annuity contracts, including those that reduce the death benefit on a dollar-for-dollar basis, reserves are calculated in accordance with the Commissioners Annuity Reserve Valuation Method (CARVM) and VM-21 (CARVM for variable annuities). The adoption of VM-21 did not have a significant impact on the Company.

Waiver of Premiums, and Gross Premiums less than Net Premiums

The Company waives deduction of deferred fractional premiums at policyholder death and returns any portion of the final premium paid beyond the month of death. Surrender values are not promised in excess of the legally computed reserves.

As of December 31, 2025 and 2024, the Company had $57,746 and $62,905, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation required by the Commonwealth of Massachusetts.

Other increases reflect significant items for changes in adjustment from fund value to reserve for annuities and universal life insurance.

Policy liabilities and accruals are based on the various estimates discussed above. Although the adequacy of these amounts cannot be assured, the Company believes that policy liabilities and accruals will be sufficient to meet future obligations of policies in force. The amount of liabilities and accruals, however, could be revised in the near term if the estimates discussed above are revised.

Substandard Policies

For universal life, extra premiums are assessed for substandard lives in addition to the standard mortality charges. Mean reserves include (1) the standard mean reserve plus (2) the excess of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and/or the appropriate additional mortality charge per 1,000 and 4.5%, 5.5% or 6% interest over the standard mean reserve. In no event is the total reserve less than the policy's cash surrender value.

For other life products, extra premiums are assessed for substandard lives in addition to the standard gross premium. Mean reserves for policies and riders based on table ratings include (1) the regular mean reserve for the plan and (2) the excess, if any, of the mean reserve calculated using the appropriate multiple of the 1958 or 1980 CSO Mortality Table and 4.0%, 5.0% or 5.5% interest over the standard mean reserve. In the case of flat extra premium ratings, mean reserves are equal to (1) the regular mean reserve and (2) 1/2 of the net extra premium.

The accompanying notes are an integral part of these financial statements	Page 20

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Federal Income Taxes

Deferred federal income taxes are calculated as defined by SSAP No. 101, Income Taxes (SSAP No. 101). SSAP No. 101 establishes deferred tax assets and liabilities based on differences between statutory and tax bases of reporting. The deferred tax assets are then subject to an admissibility test, which can limit the amount of deferred tax assets that are recorded. The deferred federal income taxes result primarily from insurance reserves, policy acquisition expenses, and ceding commissions.

Separate Accounts

Separate account assets and liabilities represent segregated funds administered and invested by the Company for the benefit of certain variable annuity and variable life insurance contract holders. Assets consist principally of bonds, common stocks, mutual funds, and short-term obligations and are generally stated at fair value. The investment income gains and losses of these accounts generally accrue to the contract holders and therefore, are not included in the Company’s net income. Appreciation and depreciation of the Company’s interest in the separate accounts, including undistributed net investment income, is reflected as other income. The fair value of assets and liabilities held in separate accounts is based on quoted market prices. Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for separate account liabilities.

The Company receives fees for assuming mortality and certain expense risks.  Such fees are included in Other Income in the accompanying Statement of Operations. Reserves in the separate accounts for variable annuity contracts are provided in accordance with the Variable Annuity Commissioners’ Annuity Reserve Valuation Method (VA CARVM) under Actuarial Guideline 43 (AG 43).

Transfers from Separate Accounts Due or Accrued, and Accrued Expense Allowance

The Company records a negative liability due from the separate accounts which primarily represents amounts that are held for policy account values in excess of statutory reserves, and certain other policy charges, including cost of insurance charges, administrative charges and GMDB charges, partially offset by associated reinsurance credits. This negative liability due from the separate accounts also includes assumed and ceded business. Amounts held in excess of the statutory reserves cannot be transferred from the separate account unless the policy is terminated or the policy account value is withdrawn.

Guaranty Fund Assessments

Guaranty fund assessments are paid to various states. The assessments are amortized against the premium tax benefit period.

The accompanying notes are an integral part of these financial statements	Page 21

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Goodwill

As a result of the acquisitions of FLIC and Accordia, the Company recognized an asset for goodwill, which was accounted for based on the statutory purchase method.

Affiliated Entities and Related Parties

The Company recognizes entities which are under common control as affiliated entities consistent with SSAP No. 25 - Affiliates and Other Related Parties guidance. In addition, entities in which the company or affiliated companies own at least 10% of the voting interests are considered to be related parties even if there is no control or affiliation, and are disclosed consistent with related party disclosure guidelines in SSAP No. 25 guidance.

Recently Adopted Accounting Standards

In August, 2025, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 51 – Life Contracts which reflects different reversing methodologies in VM-22, Statutory Maximum Valuation Interest Rates for Income Annuities, and principle-based reserve (PBR) requirements. The Company has adopted these changes for the 2025 annual reporting period.

In March, 2025, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 1 – Accounting Policies, Risks & Uncertainties, and Other Disclosures which provided additional specifications on how modco/funds withheld assets should be captured as restricted assets and requires all restricted assets to be reported in a single table. The Company has adopted these changes for the annual 2025 reporting period.

In February, 2025, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 56 – Book Value Separate Accounts which clarify measurement method and transfer guidance for how transfers to/from the general account and separate account should be recognized. The Company has adopted these changes for the annual 2025 reporting period.

In August, 2024, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 15 - Debt and Holding Company Obligations to incorporate, with modification, the ASU 2023-06 disclosure requirements for unused commitments and lines of credit, extending the guidance to both short-term and long-term arrangements. The Company has adopted these changes for the 2025 annual reporting period.

In March, 2024, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 21R - Other Admitted Assets which provides guidance for debt securities that do not qualify as bonds under the Principles-Based Bond definition and measurement method guidance for all residual interests regardless of legal form, with a January 1, 2025 effective date. The Company has adopted accounting and presentation changes for the annual 2025 reporting period.

In August & March, 2024, the NAIC Statutory Accounting Principles Working Group adopted revisions to expand and amend guidance on New Markets Tax Credit Project within SSAP No. 93 - Low-Income Housing Tax Credit Property Investments to include all tax credit investments regardless of structure and type of state or federal tax credit program. Revisions to SSAP No. 94R - Transferable and Non-Transferable Stat Tax credits expand and amend guidance to include both purchased state and federal tax credits. The Company has adopted these changes for the annual 2024 reporting period.

The accompanying notes are an integral part of these financial statements	Page 22

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

In February, 2024, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 21R - Other Admitted Assets which incorporates a collateral loan disclosure that details admitted and nonadmitted collateral loans with the underlying collateral supporting the loan. The Company has adopted this disclosure change as appropriate.

In January, 2024, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 61R - Life, Deposit-Type and Accident and Health Reinsurance which provides guidance for the specific 2023 liquidation of U.S. based life reinsurer Scottish Re. The Company has adopted accounting and presentation changes to balances from this reinsurer as appropriate.

In December, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 30 – Unaffiliated Common Stock and SSAP No. 32 – Preferred Stock to address residual tranche investments which may be reported as preferred stock and common stock. Also, in September, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 48 – Joint Ventures, Partnerships, and Limited Liability Companies to address residual tranche investments which may be reported as equity method investments. These clarifications state that structures that are in-substance residual interests will be reported residual tranche investments. The Company has adopted these changes for the annual 2023 reporting period.

In October, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 20 – Nonadmitted Assets and SSAP No. 21R – Other Admitted Assets to clarify guidance on collateral loan accounting and reporting. The adopted revisions clarify that all collateral assets must qualify as admitted invested assets if they were owned directly and provides additional details about documentation required for the collateral assets. The Company has adopted these changes for the annual 2023 reporting period, and updated policies and procedures as appropriate.

In August, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 34 – Investment Income Due and Accrued, which requires new disclosure around aggregate paid-in-kind (PIK) interest included in asset balances. The Company has included such disclosures in 2023 financial statements as appropriate.

In August, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 7 – Asset Valuation and Interest Maintenance Reserve which allows for the temporary admittance of a net negative interest maintenance reserve (IMR). Outlined in INT 23-01T, this guidance allows the admittance of negative IMR up to 10% of adjusted capital and surplus and provides additional accounting and reporting guidance. Pending any future adoptions, this interpretation will be automatically nullified on January 1, 2027. The Company has adopted these changes for the annual 2023 reporting period.

In August, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP 43R – Loan-Backed and Structured Securities which add collateralized loan obligations (CLOs) to financial modeling guidance and provide clarification that CLOs are not captured as legacy securities. This guidance aligns with changes adopted by the NAIC’s Valuation of Securities Task Force in February, 2023. The Company has adopted these changes for the annual 2023 reporting period and there is no significant impact on the financial statements.

In August, 2023, the NAIC Statutory Accounting Principles Working Group adopted revisions to SSAP No. 26R – Bonds, SSAP No. 43R – Loan-Backed and Structured Securities and SSAP No. 21R – Other Admitted Assets which establishes a new principles-based definition of a bond for statutory reporting. The Company has adopted these changes for the annual 2025 reporting period. The impacts of the transition are included in the Change in Accounting Principle section below.

The accompanying notes are an integral part of these financial statements	Page 23

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Correction of Errors

During 2024, the company discovered reporting errors for the prior year balances resulting in a $1,044 increase in insurance taxes, licenses, and fees. As a result, $404 of state income tax payable were written off. The impact of these errors has been reported as an adjustment to opening surplus per SSAP No. 3, Accounting Changes and Corrections of Errors, paragraph 10, which states: “Correction of errors in previously issued financial statements shall be reported as adjustments to unassigned funds (surplus) in the period an error is detected.” The Company does not believe these errors are significant to capital and surplus at December 31, 2024, or in prior years.

During 2024, the company discovered reporting errors for the prior year balances resulting in a $14,313 increase in net realized capital gains and losses. The impact of these errors has been reported as an adjustment to opening surplus per SSAP No. 3, Accounting Changes and Corrections of Errors, paragraph 10, which states: “Correction of errors in previously issued financial statements shall be reported as adjustments to unassigned funds (surplus) in the period an error is detected.” The Company does not believe these errors are significant to capital and surplus at December 31, 2024, or in prior years.

Change in Accounting Principle

In 2025, the Company reviewed and evaluated their bond portfolios as part of the Principles based Bond Definition Project. The Company reclassified certain investments that did not meet the new Principle Based Bond Definition, from bonds to other invested assets. The aggregate book adjusted carrying value after transition for all securities reclassified out of the bond category is $134,390. As a result of the reclassification, certain investments are carried at the lower of amortized cost or fair value as of January 1, 2025, whereas they had been carried at amortized cost as of December 31, 2024. The aggregate book adjusted carrying value of investments which were subject to this change in measurement basis is 79,316. The aggregate reduction in surplus due to reclassified investments which are now carried at the lower of amortized cost or fair value is $35,532. Effective January 2025, SSAP21, Other Admitted Assets was updated to reflect new accounting requirements for residual tranche investments. The Company has adopted that guidance, and has elected the allowable earned yield method for its residual tranche investments.

The accompanying notes are an integral part of these financial statements	Page 24

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

3.	INVESTMENTS

Bonds

Book Adjusted/Carrying Values and Fair Values

The book adjusted/carrying value and fair value of investment in long term, short-term (excludes non-bond investments of $0 and $187,891) and cash equivalent bonds (excludes non-bond cash and cash equivalent investments of $2,575,312 and $2,493,046) are as follows:

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2025
Category:
U.S. government obligations	$570,418	$91	$(151,623)	$418,886
Other U.S. government obligations	85,469	647	(13,891)	72,225
Non-U.S. sovereign jurisdiction securities	225,180	4,102	(34,200)	195,082
Municipal Bonds - general obligations (direct & guaranteed)	234,257	3,020	(25,776)	211,501
Municipal bonds - special revenue	1,265,784	3,303	(205,504)	1,063,583
Project finance bonds issues by operating entities	1,357,142	26,816	(1,598)	1,382,360
Corporate bonds	28,092,413	602,192	(2,430,990)	26,263,615
Single entity backed obligations	65,069	1,413	(4,573)	61,909
SVO-identified bond exchange traded funds - fair value	673,303	—	—	673,303
Bonds issued by funds representing operating entities	40,000	1,096	—	41,096
Bank loans - acquired	171,558	2,462	(5,224)	168,796
Other issuer credit obligations	104,677	1,283	(561)	105,399
Total issuer credit obligations	$32,885,270	$646,425	$(2,873,940)	$30,657,755

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2025
Category:
Financial asset-backed securities - self-liquidating	$23,287,062	$265,003	$(357,105)	$23,194,960
Financial asset-backed securities - not self-liquidating	2,409,316	10,151	(46,053)	2,373,413
Non-financial asset-backed securities	2,652,185	37,011	(137,418)	2,551,778
Total asset-backed securities	$28,348,563	$312,165	$(540,576)	$28,120,151

The accompanying notes are an integral part of these financial statements	Page 25

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

	Book/ Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
December 31, 2024
Long term, short-term and cash equivalent bonds
United States Government and agencies	$2,367,791	$1,183	$(196,116)	$2,172,858
State and political subdivisions	2,131,553	11,633	(293,424)	1,849,762
Foreign government	143,847	3,729	(37,702)	109,874
Corporate securities	22,704,473	318,931	(2,765,991)	20,257,413
Hybrid	165,151	385	(14,140)	151,396
Parent, Subsidiaries and Affiliates	11,188,065	37,883	(567,232)	10,658,716
Asset-backed securities	5,615,110	44,279	(103,303)	5,556,086
Commercial mortgage-backed securities	4,752,186	22,725	(215,073)	4,559,838
Residential mortgage-backed securities	6,398,641	90,630	(118,200)	6,371,071
Total long term bonds	55,466,817	531,378	(4,311,181)	51,687,014
Short-term bonds	46,978	53	(9)	47,022
Total long term, short-term and cash equivalent bonds	$55,513,795	$531,431	$(4,311,190)	$51,734,036

At December 31, 2025 and 2024, respectively, 96.9% and 96.6% of debt securities were rated by the NAIC as investment grade (1 or 2).

The book adjusted/carrying value and fair value of bonds by contractual maturity at December 31, 2025 are shown below. Actual maturities may differ from contractual maturities since borrowers may have the right to call or prepay obligations with or without call or prepayment penalties or the Company may have the right to put or sell the obligations back to the issuers. Mortgage-backed securities are included in their own distinct category.

	Book/ Adjusted Carrying Value	Fair Value
Due in one year or less	$403,783	$403,353
Due after one year through five years	4,445,927	4,478,508
Due after five years through ten years	6,077,202	6,137,519
Due after ten years	21,958,358	19,638,375
Mortgage-backed and asset-backed securities	28,348,563	28,120,151
Total	$61,233,833	$58,777,906

The accompanying notes are an integral part of these financial statements	Page 26

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Continuous Losses

The following tables provide information about the Company’s bonds that have been continuously in an unrealized loss position.

	Less than or Equal to		Greater than
	Twelve Months		Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2025
Category:
U.S. government obligations	$2,081	$(289)	$397,128	$(151,334)	$399,209	$(151,623)
Other U.S. government obligations	2,013	(75)	50,569	(13,817)	52,582	(13,891)
Non-U.S. sovereign jurisdiction securities	—	—	97,712	(34,200)	97,712	(34,200)
Municipal Bonds - general obligations (direct & guaranteed)	—	—	137,245	(25,776)	137,245	(25,776)
Municipal bonds - special revenue	56,215	(2,906)	877,229	(202,598)	933,444	(205,504)
Project finance bonds issues by operating entities	271,150	(1,598)	—	—	271,150	(1,598)
Corporate bonds	6,719,839	(215,234)	8,328,185	(2,215,756)	15,048,024	(2,430,990)
Single entity backed obligations	3	—	31,474	(4,573)	31,477	(4,573)
Bank loans - acquired	278	(181)	36,026	(5,043)	36,304	(5,224)
Other issuer credit obligations	—	—	12,639	(561)	12,639	(561)
Total issuer credit obligations	$7,051,579	(220,283)	$9,968,207	$(2,653,658)	$17,019,786	$(2,873,940)

	Less than or Equal to		Greater than
	Twelve Months		Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2025
Category:
Financial asset-backed securities - self-liquidating	$5,996,908	$(134,450)	$2,053,955	$(222,655)	$8,050,863	$(357,105)
Financial asset-backed securities - not self-liquidating	298,729	(8,166)	1,299,745	(37,887)	1,598,474	(46,053)
Non-financial asset-backed securities	790,973	(107,534)	294,783	(29,883)	1,085,756	(137,418)
Total asset backed securities	$7,086,610	$(250,150)	$3,648,483	$(290,425)	$10,735,093	$(540,576)

The accompanying notes are an integral part of these financial statements	Page 27

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

	Less than or Equal to		Greater than
	Twelve Months		Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
December 31, 2024
Long term, short-term and cash equivalent bonds:
United States Government and agencies	$1,955,406	$(150,112)	$81,458	$(46,004)	$2,036,864	$(196,116)
State and political subdivisions	209,579	(4,652)	1,324,117	(288,772)	1,533,696	(293,424)
Foreign government	15,583	(199)	102,742	(37,504)	118,325	(37,702)
Corporate securities	8,400,472	(266,225)	8,633,859	(2,499,766)	17,034,331	(2,765,991)
Hybrid	26,999	(936)	99,672	(13,204)	126,671	(14,140)
Parent, Subsidiaries and Affiliates	5,801,226	(426,473)	1,651,055	(140,759)	7,452,281	(567,231)
Asset-backed securities	673,825	(6,055)	1,945,439	(97,248)	2,619,264	(103,303)
Commercial mortgage-backed securities	682,913	(3,004)	1,597,477	(212,069)	2,280,390	(215,073)
Residential mortgage-backed securities	1,769,060	(29,926)	846,751	(88,275)	2,615,810	(118,201)
Total long term bonds	19,535,063	(887,582)	16,282,570	(3,423,601)	35,817,632	(4,311,181)
Short-term bonds	8,156	(9)	—	—	8,156	(9)
Cash equivalent bonds	—	—	—	—	—	—
Total long term, short-term and cash equivalent bonds	$19,543,219	$(887,591)	$16,282,570	$(3,423,601)	$35,825,788	$(4,311,190)

The Company has the intent and ability to hold all bonds in an unrealized loss position until amortized costs basis is recovered.

As of December 31, 2025 and 2024, the number of securities in an unrealized loss position for over 12 months consisted of 2,021 and 2,531, respectively.

In the course of the Company’s asset management, no securities have been sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio.

Insurer Self-Certified Securities

The following represents securities for which the Company does not have all information required for the NAIC to provide a NAIC designation, but for which the Company is receiving timely payments of principal and interest. These securities are referred to as "5GI Securities".

The Company’s 5GI securities as of December 31, 2025 and 2024, respectively, were as follows:

	Number of 5GI Securities		Aggregate BACV		Aggregate Fair Value
Investment	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
Bonds – AC	—	—	$—	$—	$—	$—
LBASS - AC	—	24	—	171,548	—	137,414
Total	—	24	$—	$171,548	$—	$137,414

AC – Amortized cost

BACV – Book adjusted carrying value

The accompanying notes are an integral part of these financial statements	Page 28

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Subprime Mortgage Related Risk Exposure

While the Company holds no direct investments in subprime mortgage loans, the Company has limited exposure to subprime borrowers, through direct investments in primarily investment grade securities with underlying subprime exposure. The Company’s definition of subprime is predominantly based on borrower statistics from a residential pool of mortgages. Included in the statistics evaluated is the average credit score of the borrower, the loan-to-value ratio, the debt-to-income statistics, and the diversity of all these statistics across the borrower profile. As is true for all securities in the Company’s portfolio, the Company reviews the entire portfolio for impairments at least quarterly. Included in that analysis are current delinquency and default statistics, as well as the current and original levels of subordination on the security.

The Company has indirect subprime exposure through the following investments:

	Actual Cost	Book / Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
December 31, 2025
Residential mortgage-backed securities	$148,260	$136,198	$139,941	$—
Total	$148,260	$136,198	$139,941	$—

	Actual Cost	Book / Adjusted Carrying Value (excluding interest)	Fair Value	Other Than Temporary Impairment Losses Recognized
December 31, 2024
Residential mortgage-backed securities	$204,805	$196,215	$189,668	$—
Total	$204,805	$196,215	$189,668	$—

Mortgage Loans

Maturities

The maturity distribution for mortgages is as follows:

	Year Ended December 31,
	2025	Percentage
2026	$3,688,225	16.26%
2027	3,374,642	14.88%
2028	1,206,645	5.32%
2029	640,118	2.82%
2030 and thereafter	13,776,433	60.72%
Total	$22,686,063	100.00%

The accompanying notes are an integral part of these financial statements	Page 29

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Impairments

The Company evaluates all of its mortgage loans for impairment. This evaluation considers the borrower’s ability to pay and the value of the underlying collateral. When a loan is impaired, its impaired value is measured based on the present value of expected future cash flows discounted at the loan’s effective interest rate, except that as a practical expedient, the impaired value may be based on a loan’s observable market price (where available), or the fair value of the collateral if the loan is a collateral-dependent loan. An allowance is established for the difference between the loan’s impaired value and its current carrying value. Additional allowance amounts established for incurred but not specifically identified impairments in the mortgage portfolio, based on analysis of market loss rate data, adjusted for specific characteristics of the Company’s portfolio and changes in economic conditions. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

The Company established specific allowances of $25,579 on 5 high-risk commercial mortgage loans, $3,880 on 1 high risk commercial mortgage loan, and $34,942 on 4 high-risk commercial mortgage loans, during 2025, 2024, and 2023, respectively.

During 2025, the Company recognized total impairments of $9,951 on mortgage loans all of which was recorded as a reduction to the carrying value of loans. During 2024, the Company recognized total impairments of $35,636 on mortgage loans all of which was recorded as a reduction to the carrying value of loans. During 2023, the Company recognized total impairments of $— on mortgage loans all of which was recorded as a reduction to the carrying value of loans.

The accompanying notes are an integral part of these financial statements	Page 30

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Regions and Type

The Company diversifies its mortgage loan portfolio by both geographic region and property type to reduce the risk of concentration.

The following tables present the Company’s mortgage loans by geographic region and property type.

The mortgage loans were concentrated in the following regions:

	Year Ended December 31,
	2025	Percentage	2024	Percentage
East North Central	$572,791	2.52%	$563,809	2.59%
East South Central	420,075	1.85%	424,534	1.95%
Mid Atlantic	2,719,723	11.99%	2,475,687	11.39%
Mountain	1,716,222	7.57%	1,740,939	8.01%
New England	524,549	2.31%	479,415	2.20%
Pacific	5,397,463	23.79%	5,247,468	24.13%
South Atlantic	5,434,755	23.96%	5,507,608	25.34%
West North Central	162,396	0.72%	170,437	0.78%
West South Central	2,627,592	11.58%	2,484,799	11.43%
Various	3,110,497	13.71%	2,649,491	12.18%
Total	$22,686,063	100.00%	$21,744,184	100.00%

The mortgage loans by type are as follows:

	Year Ended December 31,
	2025	Percentage	2024	Percentage
Apartment/multifamily	$6,957,300	30.67%	$6,859,210	31.55%
Industrial	2,221,698	9.79%	2,424,806	11.15%
Office	3,035,662	13.38%	2,610,281	12.00%
Retail	362,385	1.60%	223,852	1.03%
Residential	9,054,144	39.91%	9,061,095	41.66%
Mixed use	227,690	1.00%	227,478	1.05%
Self storage	22,235	0.10%	144,615	0.67%
Other	804,949	3.55%	192,847	0.89%
Total	$22,686,063	100.00%	$21,744,184	100.00%

The maximum and minimum lending rates for new mortgage loans made during 2025 were 11.00% and 3.00%, respectively. The maximum percentage of any one loan to the value of the security at the time of the loan was 100.00%. There were no taxes, assessments or other amounts advances that were no included in the mortgage total.

The accompanying notes are an integral part of these financial statements	Page 31

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Real Estate

The company owned real estate investments as follows:

	Year ended December 31,
	2025	2024
Held for the production of income	$39,453	$34,650
Total	$39,453	$34,650

Derivatives and Hedging Activities

The Company utilizes various derivative instruments to hedge risk identified in the normal course of its insurance business. The Company’s derivative instruments are primarily used to hedge a wide range of risks including interest rate risk, equity market risk and foreign currency exchange rate risk. The Company receives collateral from its derivative counterparties to limit the risk of nonperformance by the counterparties.

The Company manages its equity market risk by entering certain OTC derivatives, primarily equity options and futures. The Company trades exchange-traded fixed income future contracts, OTC swaps, and forwards to protect against interest rate risk. The Company entered currency forwards and cross currency swaps to limit its currency exposure from foreign currency denominated assets. The total net carrying value of derivative assets, net of derivative liabilities, was $475,614 and $447,014 as of December 31, 2025 and 2024, respectively.

Under SSAP No. 86, Derivatives, the Company has elected to account for its derivatives using the fair value method of accounting, with changes in fair value recorded as unrealized investment gains or losses. The realized gains or losses are recorded upon the derivative contract expiry. In addition, the Company has designated cash flow hedge interest rate swaps to hedge the interest rate risk associated with floating rate investments and fair value hedge cross currency swaps and currency forwards to hedge the foreign currency risk associated with foreign currency-denominated bonds/loans. The derivatives that hedge those assets and liabilities are valued in a manner consistent with the underlying hedged item, which are carried at amortized cost. The Company has designated bond forwards to hedge the interest rate risk associated with the planned purchase of debt securities in a cash flow hedge. The bond forwards were recorded at cost. The company also uses interest swaps in RSAT transactions. These derivatives are carried at cost.

The current credit exposure of the Company’s OTC derivative contracts is limited to the fair value of $272,857 as of December 31, 2025. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining net collateral of $592,100 from counterparties as of December 31, 2025. In the event of the nonperformance by the counterparties, the Company has the right to the collateral pledged by counterparties. The exchange-traded derivatives are affected through a regulated exchange and positions are marked to market on a daily basis, the Company has little exposure to credit-related losses in the event of nonperformance by counterparties to such financial instruments.

The accompanying notes are an integral part of these financial statements	Page 32

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

The fair value of the derivative assets and liabilities by risk hedged, prior to derivative netting through same counterparties, were as follows:

December 31, 2025

Risk Hedged	Derivative Assets	Derivative Liabilities	Notional Amounts
Equity/index	$453,607	$14,921	$8,031,300
Currency	6,102	38,913	1,587,596
Interest rates	141,613	71,874	8,325,714
Gross fair value of derivative instruments	$601,322	$125,708	$17,944,610

Derivative collateral	—	—
Offset per SSAP No. 64	(53,184)	(53,184)
Net fair value of derivative instruments	$548,138	$72,524

December 31, 2024

Risk Hedged	Derivative Assets	Derivative Liabilities	Notional Amounts
Equity/index	$422,214	$115,243	$9,798,232
Currency	38,627	6,700	835,757
Interest rates	236,049	127,933	12,840,481
Gross fair value of derivative instruments	$696,890	$249,876	$23,474,470

Derivative collateral	—	—
Offset per SSAP No. 64	(208,799)	(208,799)
Net fair value of derivative instruments	$488,091	$41,077

The accompanying notes are an integral part of these financial statements	Page 33

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

The fair value of the derivative assets and liabilities by instruments were as follows:

December 31, 2025

Derivative Instruments	Derivative Assets	Derivative Liabilities	Notional Amounts
OTC equity options	$453,564	$14,921	$7,816,774
Futures	110	4	268,680
Interest rate swap	140,953	12,492	5,792,350
Bond forward	593	59,379	2,479,210
Currency Forwards / Swaps	6,102	38,912	1,587,596
Gross fair value of derivative instruments	$601,322	$125,708	$17,944,610

Offset per SSAP No. 64	(53,184)	(53,184)
Net fair value of derivative instruments	$548,138	$72,524

December 31, 2024

Derivative Instruments	Derivative Assets	Derivative Liabilities	Notional Amounts
OTC equity options	$422,214	$114,837	$9,626,640
Futures	1,244	406	1,466,962
Interest rate swap	229,554	33,956	9,372,200
Listed options	—	—	—
Bond forward	5,251	93,977	2,172,911
Swaptions	—	—	—
Currency Forwards / Swaps	38,627	6,700	835,757
Gross fair value of derivative instruments	$696,890	$249,876	$23,474,470

Offset per SSAP No. 64	(208,799)	(208,799)
Net fair value of derivative instruments	$488,091	$41,077

The accompanying notes are an integral part of these financial statements	Page 34

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Other Investments

Other Invested Assets

Other invested assets as stated on the Company’s Statements of Admitted Assets, Liabilities, Capital and Surplus consists of a portfolio of life settlement policies, term notes and loans, receivables for securities and investments in partnerships. The carrying value of these investments for the years ended December 31, were as follows:

	Year Ended December 31,
	2025	2024
Residual tranches	$733,743	$742,144
Collateral loans	473,153	566,846
LLCs, partnerships, and joint ventures	521,766	519,353
Receivables for securities	65,340	56,387
Investments - bonds (non-qualifying)	164,664	—
Other	108,324	54,535
Total	$2,066,990	$1,939,265

Collateral Loans

	Year ended December 31,
	2025
Collateral Type	Aggregate Collateral Loan	Admitted	Nonadmitted
Mortgage loans - unaffiliated	$330,164	$330,164	$—
Joint ventures, partnerships, and LLCs - affiliated	13,266	13,266	—
Joint ventures, partnerships, and LLCs - unaffiliated	129,722	129,722	—
Total	$473,153	$473,153	$—

	Year ended December 31,
	2024
Collateral Type	Aggregate Collateral Loan	Admitted	Nonadmitted
Mortgage loans - unaffiliated	$504,448	$504,448	$—
Joint ventures, partnerships, and LLCs - unaffiliated	62,398	62,398	—
Total	$566,846	$566,846	$—

The accompanying notes are an integral part of these financial statements	Page 35

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Cash and Short-Term Investments

Cash and short-term investments held at December 31, were as follows:

	Year Ended December 31,
	2025	2024
Cash and cash equivalents	$2,575,312	$2,493,046
Short-term investments	8,849	234,869
Total	$2,584,161	$2,727,915

Included in cash balances above are $156,872 and $243,702 as of December 31, 2025 and 2024, respectively, which are cash balances in trusts held for a counterparty, over which the company does not have exclusive control, and as such are considered to be restricted cash amounts.

Restricted Assets

Restricted assets at December 31, were as follows:

	Year Ended December 31,
	2025			2024
	Gross	Net	Total Restricted to Total Admitted Assets	Gross	Net	Total Restricted to Total Admitted Assets	Increase / (Decrease)
Pledged collateral to FHLB	$829,762	$829,762	0.7%	$729,338	$729,338	0.7%	100,424
Placed under OTC contracts	—	—	—%	41,009	41,009	—%	(41,009)
FHLB capital stock	5,150	5,150	—%	8,240	8,240	—%	(3,090)
On deposit with states	127,362	127,362	0.1%	129,866	129,866	0.1%	(2,504)
Derivative - collateral pledged	228,748	228,748	0.2%	224,875	224,875	0.2%	3,873
Total	$1,191,022	$1,191,022	1.0%	$1,133,328	$1,133,328	1.0%	57,694

As of December 31, 2025, the Company has invested assets in the general and separate accounts of $0 held under modco reinsurance and $65,322,893 held under funds withheld reinsurance agreements, which represented 0% and 58.04%% of total admitted assets, respectively. Of these amounts, $12,148,396 were considered related party investments for the reinsurer.

The accompanying notes are an integral part of these financial statements	Page 36

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Proceeds, Net Investment Income and Capital Gains and Losses

Proceeds from the sale of bonds and stocks and related capital gains and losses were as follows:

	Year Ended December 31,
	2025	2024	2023
Proceeds	$21,819,690	$15,868,286	$6,597,277

Gross realized gains	99,688	125,562	88,415
Gross realized losses	(372,479)	(268,285)	(234,560)
Total net realized gains/(losses)	$(272,791)	$(142,723)	$(146,145)

Major categories of net investment income are summarized as follows:

	Year Ended December 31,
	2025	2024	2023
Bonds	$3,057,731	$2,735,363	$2,051,449
Stocks	19,437	5,985	3,085
Mortgage loans	1,303,360	1,077,491	690,363
Policy loans	37,042	39,663	20,164
Cash equivalents and short-term investments	121,733	176,902	93,487
Derivatives	3,817	507	90
Other invested assets	221,257	286,277	297,183
Real Estate Income	4,880	3,441	—
Miscellaneous income	1,992	3,900	11,621
Gross investments income	4,771,249	4,329,529	3,167,442
Less: investment expenses	327,066	304,522	209,205
Net investment income before IMR amortization	4,444,183	4,025,007	2,958,238
IMR amortization	(25,433)	(14,515)	(110)
Net investment income after IMR amortization	$4,418,750	$4,010,492	$2,958,128

There were no amounts excluded from investment income for bonds where collection of interest was uncertain at December 31, 2025 and 2024.

The Company did not have any due and accrued amounts over 90 days past due to exclude from capital and surplus at December 31, 2025 and 2024.

The cumulative amounts of paid-in-kind (PIK) interest included in the current principal balance is $221,217 and $116,846 as of December 31, 2025 and 2024, respectively.

The accompanying notes are an integral part of these financial statements	Page 37

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Realized gains and losses, net of amounts transferred to the IMR and federal income tax, are as follows:

	Year Ended December 31,
	2025	2024	2023
Realized gains (losses)
Bonds and stocks	$(357,982)	$(300,245)	$(486,217)
Mortgage loans	(46,692)	(78,591)	(55,739)
Derivative instruments*	137,356	(143,451)	(319,141)
Cash, cash equivalents and short-term investments	(123)	46	(18)
Other invested assets	(62,698)	24,556	(22,595)
Miscellaneous realized gains/(losses) on investments	7,935	—	—
Total realized gains (losses) on investments	(322,204)	(497,685)	(883,710)
Less amount transferred to IMR (net of related taxes of ($60,039) in 2025, ($62,674) in 2024 and($96,459) in 2023)	(259,718)	(235,773)	(362,871)
Total realized gains (losses) on investments	(62,486)	(261,912)	(520,839)
Federal income tax expense	(35,627)	10,113	55,394
Net realized gains (losses)	$(98,113)	$(251,799)	$(465,445)

*Excludes reinsurance cession of derivatives

The change in unrealized gains and losses on investments recorded in unassigned surplus is as follows:

	Year Ended December 31,2025	Year Ended December 31,2024	Year Ended December 31,2023
	Unrealized Capital Gain (Loss)	Unrealized Capital Gain (Loss)	Unrealized Capital Gain (Loss)
Bonds	$(10,909)	$(11,148)	$1,054
Common stocks of affiliates	(197,776)	138,414	(358,938)
Derivative instruments	(27,554)	30,495	264,319
Other invested assets	(131,454)	46,309	18,201
Mortgage loans	(21,101)	30,980	(28,086)
Total change in unrealized gains and losses	(388,794)	235,050	(103,450)
Capital gains tax expense (benefit)	(23,263)	28,731	60,948
Change in unrealized gains and losses, net of taxes	$(365,531)	$206,319	$(164,398)

The accompanying notes are an integral part of these financial statements	Page 38

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

The Company employs a systematic methodology to evaluate declines in fair values below amortized cost for all investments. The Company evaluates: the ability and intent to hold the investment to maturity, the issuer’s overall financial condition, the issuer’s credit and financial strength ratings, the issuer’s financial performance including earnings trends, dividend payments, and asset quality. A weakening of the general market conditions in the industry or geographic region in which the issuer operates, the length of time in which the fair value of an issuer’s securities remains below cost, and with respect to fixed maturity investments, any factors that might raise doubt about the issuer’s ability to pay all amounts due according to the contractual terms. The Company applies these factors to all securities, as necessary.

The Company recognized OTTI charges on invested assets of $39,586 and $54,201 during 2025 and 2024, respectively.

The Company receives certain amounts of prepayment and acceleration fees.

General Account
Number of CUSIPS	27
Aggregate Amount of Investment Income	$5,376

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). The fair value hierarchy under SSAP No. 100 prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to unobservable inputs (level 3 measurement).

The three levels of the fair value hierarchy are described below:

Basis of Fair Value Measurement

Level 1	Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities

Level 2	Quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement.

The accompanying notes are an integral part of these financial statements	Page 39

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Summary of Fair Value Methodologies

The following methods and assumptions were used by the Company in estimating fair value for financial instruments:

Bonds, preferred stock and common stock - Fair values are based on quoted market prices. If quoted market prices are not available, fair values are estimated using independent pricing sources or internally developed pricing models using discounted cash flow analyses, which utilize current interest rates for similar financial instruments having comparable terms and credit. Bonds rated a 6 in accordance with the P&P Manual of the NAIC CMIAO are carried at the lower of amortized cost or fair value.

Cash, cash equivalents, and short-term investments - For these investments, the carrying amounts reported in the Statements of Admitted Assets, Liabilities, Capital and Surplus approximate fair value.

Mortgage loans - The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives - The Company values the OTC options utilizing the Black-Scholes models implemented in the SunGard derivative system with index marks updated daily. The Company’s OTC equity options trade in liquid markets, resulting in calculations that do not involve significant management judgment and valuations that generally can be verified. The Company also compares the derivative valuations to the daily counterparty marks to validate the model outputs. Such instruments are typically classified within Level 2 of the fair value hierarchy maturities.

Policy loans - The estimated fair value for policy loans with variable interest rates approximates the carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates. The estimated fair value for policy loans with fixed interest rates is based on discounted cash flows.

Policy and contract liabilities - Fair values of the Company’s liabilities under contracts not involving significant mortality or morbidity risks (principally, annuities and supplementary contracts) are stated at the cost the Company would incur to extinguish the liability (i.e., the cash surrender value).

Separate accounts - The estimated fair value of assets held in separate accounts is based on quoted market prices. Separate account assets representing contract holder funds are measured at fair value and reported as a summary total in the Statements of Admitted Assets, Liabilities, Capital and Surplus, with an equivalent summary total reported for related liabilities. Based on the level of observable activity, these assets will be measured at either level 1 or level 2.

The accompanying notes are an integral part of these financial statements	Page 40

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Financial Instruments Held at Fair Value

As of December 31, 2025, the Company’s assets and liabilities carried at fair value consist of separate account funds and derivative instruments on a recurring basis. The following table presents, by level within the fair value hierarchy, financial assets and liabilities held at fair value.

	Level 1	Level 2	Level 3	Total
December 31, 2025
Financial Assets
Derivative asset	$62	$490,838	$4,763	$495,663
Separate account assets	2,853,466	4,204	—	2,857,670
Total assets at fair value	$2,853,528	$495,042	$4,763	$3,353,333

Financial Liabilities
Derivative liabilities	$(43)	$57,691	$—	$57,648
Total liabilities at fair value	$(43)	$57,691	$—	$57,648

	Level 1	Level 2	Level 3	Total
December 31, 2024
Financial Assets
Derivative asset	$838	$487,253	$—	$488,091
Separate account assets	2,176,042	5,295	—	2,176,042
Total assets at fair value	$2,176,880	$492,548	$—	$2,664,133

Financial Liabilities
Derivative liabilities	$406	$40,671	$—	$41,077
Total liabilities at fair value	$406	$40,671	$—	$41,077

The accompanying notes are an integral part of these financial statements	Page 41

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Transfers into or out of Level 3

Overall, transfers into and/or out of Level 3 are attributable to a change in the observability of inputs. Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable. Transfers into and/or out of any level are assumed to occur at the beginning of the period.

See below for the details of Level 3 financial assets and liabilities carried at fair value, as well as transfer into and out of Level 3 for the year ended December 31, 2025.

	Balance as of 1/1/2025	Transfers into Level 3	Transfers out of Level 3	Total gains/(losses) included in Net Income	Total gains/(losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Balance as of 12/31/2025
Assets at fair value
Common stock	$—	$—	$—	$(463)	$463		$—	$—	$—	$—
Other invested assets	—	17,795	—	—	(13,032)	—	—	—	—	4,763
Total Assets	$—	$17,795	$—	$(463)	$(12,569)	$—	$—	$—	$—	$4,763

Liabilities at fair value
Derivative liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Derivative collateral	—	—	—	—	—	—	—	—	—	—
Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements	Page 42

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Fair Value of All Financial Instruments

The aggregate fair value of the Company’s financial instruments and the level within the fair value hierarchy in which the fair value measurements fall, together with the related admitted values, are presented in the following tables. Pursuant to SSAP No. 100R, insurance contracts have been excluded.

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV) *
December 31, 2025
Financial Assets
Bonds	$58,769,057	$61,224,983	$673,303	$43,090,457	$15,005,297	$—
Common stock - affiliated	—	—	—	—	—	—
Common stock - unaffiliated	7,657	7,657	—	—	7,657	—
Preferred stock	384,850	386,551	—	383,144	1,706	—
Short-term investments	8,849	8,849	—	8,311	538	—
Real Estate	39,453	39,453	—	—	39,453	—
Cash and cash equivalents	2,575,312	2,575,312	2,575,312	—	—	—
Mortgage loans	22,295,117	22,686,063	—	—	22,295,117	—
Other invested assets	1,761,841	1,898,493	65,340	63,306	1,633,195	350,719
Derivative assets	408,965	548,139	62	404,140	4,763	—
Policy loans	556,329	556,329	—	—	556,329	—

Financial Liabilities
Other contract deposit funds	5,014,502	5,010,026	—	—	5,014,502	—
Derivative liabilities	137,812	72,524	(43)	137,855	—	—

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Net Asset Value (NAV) *
December 31, 2024
Financial Assets
Bonds	$51,687,015	$55,466,817	$—	$38,684,830	$13,002,185	$—
Common stock - affiliated	—	—	—	—	—	—
Common stock - unaffiliated	8,240	8,240	—	—	8,240	—
Preferred stock	143,634	145,123	—	142,002	1,632	—
Short-term investments	234,943	234,869	—	45,773	189,170	—
Real Estate	33,500	34,650			33,500
Cash and cash equivalents	4,394,722	2,493,046	2,493,046	—	1,901,676	—
Mortgage loans	20,997,072	21,744,184	—	—	20,997,072	—
Other invested assets	1,863,371	1,762,633	56,387	12,942	1,794,042	342,292
Derivative assets	488,091	488,091	838	487,252	—	—
Policy loans	574,788	574,788	—	—	574,788	—

Financial Liabilities
Other contract deposit funds	4,456,328	4,451,867	—	—	4,456,328	—
Derivative liabilities	41,077	41,077	406	40,671	—	—

* Investments measured at net asset value per share as a practical expedient. These fund investments have strategies primarily focused on real assets (primarily real estate) or other investments and are subject to certain restrictions on redemption.

The accompanying notes are an integral part of these financial statements	Page 43

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Financial Instruments Held at Carrying Value

The following is the estimated fair values of financial instruments held at carrying values:

	December 31,
	2025		2024
	Carrying Value	Fair Value	Carrying Value	Fair Value
Financial Assets
Bonds	$61,224,983	$58,769,057	$55,466,817	$51,687,014
Common stock - affiliated	—	—	—	—
Common stock - unaffiliated	7,657	7,657	8,240	8,240
Preferred stocks	386,551	384,850	145,123	143,634
Short-term investments	8,849	8,849	234,869	234,943
Mortgage loans	22,686,063	22,295,117	21,744,184	20,997,072
Policy loans	556,329	556,329	574,788	574,788
Cash and equivalents	2,575,312	2,575,312	2,493,046	4,394,721
Other invested assets	1,898,493	1,761,841	1,762,633	1,863,371
Real Estate	39,453	39,453	34,650	33,500
Total	$89,383,690	$86,398,465	$82,464,350	$79,937,283

Financial Liabilities
Other contract deposit funds	$5,010,026	$5,014,502	$4,451,867	$4,456,328
Dividend accumulations	7,424	7,424	7,755	7,755
Total	$5,017,450	$5,021,926	$4,459,622	$4,464,083

The accompanying notes are an integral part of these financial statements	Page 44

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

5.	FEDERAL HOME LOAN BANK

The Company is a member of the Federal Home Loan Bank (FHLB) Boston. Through its membership, the Company has issued funding agreements to the FHLB of Boston in exchange for cash advances in the amount of $0. The Company uses these funds in an investment spread strategy, consistent with its other investment spread operations. As such, the Company applies SSAP No. 52 accounting treatment to these funds, consistent with its other deposit-type contracts. It is not part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB Boston for use in general operations would be accounted for as borrowed money.

The table below indicates the amount of FHLB Boston stock purchased, collateral pledged, assets and liabilities related to the agreement with FHLB Boston.

	December 31, 2025	December 31, 2024
FHLB stock purchased/owned as part of the agreement	$5,150	$8,240
Collateral pledged to the FHLB	829,762	729,338
Funding capacity currently available	723,000	467,763
Total reserves related to funding agreement	—	75,115
Agreement assets and liabilities
General account assets	5,150	8,240
General account liabilities	—	75,115

The Company invested in Class B membership stock which is not eligible for redemption. The maximum amount of collateral pledged to the FHLB at any time during the years 2025 and 2024 was $855,674 and $729,338, respectively. The maximum amount of aggregate borrowing from FHLB at any time during the years 2025 and 2024 was $75,000 and $75,000, respectively. The actual or estimated maximum borrowing capacity as determined by the Company in accordance with current and potential acquisitions of FHLB stock as of year end 2025 and 2024 was $723,000 and $467,763, respectively.

The accompanying notes are an integral part of these financial statements	Page 45

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

6.	FEDERAL INCOME TAXES

Components of Net Deferred Tax Asset/(Liability)

The net deferred tax asset/liability at December 31, 2025 and 2024 and the change is comprised of the following components:

	December 31, 2025
	Ordinary	Capital	Total
Gross deferred tax assets	$807,290	$336,664	$1,143,954
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	807,290	336,664	1,143,954
Deferred tax assets nonadmitted	69,619	30,254	99,873
Subtotal net admitted deferred tax asset	737,671	306,410	1,044,081
Gross deferred tax liabilities	129,876	16,831	146,707
Net admitted deferred tax asset / (liability)	$607,795	$289,579	$897,374

	December 31, 2024
	Ordinary	Capital	Total
Gross deferred tax assets	$809,904	$210,644	$1,020,548
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	809,904	210,644	1,020,548
Deferred tax assets nonadmitted	71,887	—	71,887
Subtotal net admitted deferred tax asset	738,017	210,644	948,661
Gross deferred tax liabilities	179,605	20,864	200,469
Net admitted deferred tax asset / (liability)	$558,412	$189,780	$748,192

	Change
	Ordinary	Capital	Total
Gross deferred tax assets	$(2,614)	$126,020	$123,406
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	(2,614)	126,020	123,406
Deferred tax assets nonadmitted	(2,268)	30,254	27,986
Subtotal net admitted deferred tax asset	(346)	95,766	95,420
Gross deferred tax liabilities	(49,729)	(4,033)	(53,762)
Net admitted deferred tax asset / (liability)	$49,383	$99,799	$149,182

The ultimate realization of deferred tax assets depends on the generation of future taxable income during the periods in which the temporary differences are deductible and prior to the expiration of capital loss, net operating loss, and tax credit carryforwards. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected taxable income, and tax planning strategies in making this assessment. Management believes it is more likely than not that all deferred tax assets will be realized based on projected taxable income and available tax planning strategies.

The accompanying notes are an integral part of these financial statements	Page 46

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Components of Admission Calculation

The admission calculation components under SSAP No. 101 are as follows:

	December 31, 2025
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (excluding threshold limitation)	607,795	289,579	897,374
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	632,592	289,579	922,171
Adjusted gross deferred tax assets allowed per limitation threshold			897,374
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	129,876	16,831	146,707
Deferred tax assets admitted as the result of application of SSAP No. 101	$737,671	$306,410	$1,044,081

	December 31, 2024
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (excluding threshold limitation)	543,606	204,586	748,192
Adjusted gross deferred tax assets expected to be realized following the balance sheet date	543,606	204,586	748,192
Adjusted gross deferred tax assets allowed per limitation threshold			811,044
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	194,411	6,058	200,469
Deferred tax assets admitted as the result of application of SSAP No. 101	$738,017	$210,644	$948,661

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$—	$—	$—
Adjusted gross deferred tax assets expected to be realized (excluding threshold limitation)	64,189	84,993	149,182
Adjusted gross deferred tax assets allowed per limitation	88,986	84,993	173,979
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from above) offset by gross deferred tax liabilities	(64,535)	10,773	(53,762)
Deferred tax assets admitted as the result of application of SSAP No. 101	$(346)	$95,766	$95,420

The accompanying notes are an integral part of these financial statements	Page 47

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Other Admissibility Criteria

	December 31,
	2025	2024
Ratio percentage used to determine recovery period	840%	821%
Ratio percentage used to determine recovery period and threshold limitation amount	$8,339,747	$7,341,806

Impact of Tax Planning Strategies

	December 31, 2025
Ordinary	Capital	Total
	Percentage	Percentage	Percentage
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets, by tax character as a percentage	807,290	336,664	1,143,954
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	50%	86%	60%
Net admitted adjusted gross DTAs	737,671	306,410	1,044,081
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	55%	95%	66%

	December 31, 2024
	Ordinary	Capital	Total
	Percentage	Percentage	Percentage
Adjusted gross DTAs	809,904	210,644	1,020,548
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	37%	97%	49%
Net admitted adjusted gross DTAs	738,017	210,644	948,661
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	41%	97%	53%

	Change
	Ordinary	Capital	Total
	Percentage	Percentage	Percentage
Adjusted gross DTAs	(2,614)	126,020	123,406
Percentage of adjusted gross DTAs by tax character attributable to the impact of tax planning strategies.	13%	(11)%	10%
Net admitted adjusted gross DTAs	(346)	95,766	95,420
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies	15%	(3)%	13%

Does the Company's tax-planning strategies include the use of reinsurance?	Yes ☒	No ☐

There are no temporary differences for which deferred tax liabilities are not recognized.

The accompanying notes are an integral part of these financial statements	Page 48

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Current Tax Expense and Change in Deferred Tax

Current income taxes incurred consist of the following categories:

	December 31,
	2025	2024	Change
Federal income tax expense (benefit) on operations	$91,277	$213,794	$(122,517)
Federal income tax on net capital gains	35,627	(10,112)	45,739
Current year income tax expense	$126,904	$203,682	$(76,778)

The accompanying notes are an integral part of these financial statements	Page 49

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

The main components of the deferred tax amounts from book/tax differences are as follows:

	December 31,
	2025	2024	Change
Ordinary
Policyholder reserves	$224,970	$288,796	$(63,826)
Investments	44,383	30,750	13,633
Deferred acquisition costs	535,865	481,159	54,706
Policyholder dividends accrual	66	70	(4)
Other assets - nonadmitted	1,137	3,882	(2,745)
Other	869	5,247	(4,378)
	807,290	809,904	(2,614)
Nonadmitted	69,619	71,887	(2,268)
Admitted ordinary deferred tax asset	737,671	738,017	(346)

Capital
Investments	102,923	146,965	(44,042)
Net capital loss carry-forward	233,741	63,679	170,062
Other	—	—	—
Subtotal	336,664	210,644	126,020
Nonadmitted	30,254		30,254
Admitted capital deferred tax asset	306,410	210,644	95,766
Admitted deferred tax asset	$1,044,081	$948,661	$95,420

Deferred tax liabilities
Ordinary
Investments	$129,553	$178,571	$(49,018)
Deferred and uncollected premium	321	356	(35)
Policyholder reserves	—	676	(676)
Reserve transition adjustment due to TCJA	—	—	—
Section 807(f) Adjustment	—	—	—
Other	2	2	—
	129,876	179,605	(49,729)
Capital
Investments	16,831	20,864	(4,033)
Other	—	—	—
Deferred tax liabilities	146,707	200,469	(53,762)

Net deferred tax assets	$897,374	$748,192	$149,182

The change in deferred income taxes reported in surplus before consideration of non-admitted assets is comprised of the following components:

	December 31, 2025			December 31, 2024
	Ordinary	Capital	Total	Ordinary	Capital	Total	Change
Total deferred tax assets (admitted and nonadmitted)	$807,290	$336,664	$1,143,954	$809,904	$210,644	$1,020,548	$123,406
Total deferred tax liabilities	(129,876)	(16,831)	(146,707)	(179,605)	(20,864)	(200,469)	53,762
Net deferred tax assets/ (liabilities)	$677,414	$319,833	$997,247	$630,299	$189,780	$820,079	$177,168
Tax effect of unrealized (gain) / losses							(23,264)
Change in net deferred income tax							$153,904

The accompanying notes are an integral part of these financial statements	Page 50

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Reconciliation of Federal Income Tax Rate to Actual Rate

The significant items causing a difference between the statutory federal income tax rate and the Company’s effective income tax rate are as follows:

	December 31, 2025
	Amount	Tax Effect	Effective Rate
Provision computed at statutory rate	$61,204	$12,853	21.00%
IMR	(96,738)	(20,315)	(33.19)%
Disregarded single member LLCs	6,686	1,404	2.29%
Non-admitted DTA	13,019	2,734	4.47%
Deferred validation	—	—	—%
Ceding commission	(11,924)	(2,504)	(4.09)%
Tax credits	(2,857)	(600)	(0.98)%
Other permanent adjustments	(73,690)	(15,475)	(25.29)%
Nontaxable income	(7,619)	(1,600)	(2.61)%
Prior year tax return adjustments	(53,271)	(11,187)	(18.28)%
Subpart F Income	36,619	7,690	12.57%
Change in non-admitted	—	—	—%
Total	$(128,571)	$(27,000)	(44.11)%

Federal income taxes incurred		91,277	149.14%
Realized capital gains (losses) tax		35,627	58.21%
Change in net deferred income taxes		(153,904)	(251.46)%
Total statutory income tax expense/(benefit)		$(27,000)	(44.11)%

	December 31, 2024
	Amount	Tax Effect	Effective Rate
Provision computed at statutory rate	(349,811)	(73,460)	21.00%
IMR	(75,376)	(15,829)	4.53%
Disregarded single member LLCs	(58,395)	(12,263)	3.51%
Non-admitted DTA	—	—	—%
Deferred Validation	—	—	—%
Ceding commission	67,662	14,209	(4.06)%
Tax Credits	(5,114)	(1,074)	0.31%
Other Permanent Adjustments	2,733	574	1.01%
Nontaxable Income	(9,414)	(1,977)	0.57%
Prior Year Tax Return Adjustments	(5,548)	(1,165)	(1.22)%
Subpart F Income	13,381	2,810	(0.80)%
Change in Non-Admitted	11,043	2,319	(0.66)%
Total	$(408,839)	$(85,856)	24.54%

Federal income taxes incurred		213,794	(61.12)%
Realized capital gains (losses) tax		(10,112)	2.89%
Change in net deferred income taxes		(289,538)	82.77%
Total statutory income tax expense/(benefit)		(85,856)	24.54%

The accompanying notes are an integral part of these financial statements	Page 51

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

As a result of the Tax Cuts and Jobs Act ("TCJA") the Company can no longer carry back future net operating losses (capital losses are still eligible for carry back); therefore, there are no available taxes for recoupment.

At December 31, 2025, the Company has $1.1 billion of capital loss carryforwards and no operating loss, foreign tax credit or any business credit carryforwards.

The Company will file in a consolidated life/non-life federal income tax return with its parent, Global Atlantic Limited (Delaware), and its affiliates. The Company is a party to a written agreement, approved by the Company's Board of Directors, which sets forth the manner in which the total combined federal income tax is allocated to each entity within the consolidated group.

The IRS routinely audits the Company’s federal income tax returns, and when appropriate, provisions are made in the financial statements in anticipation of the results of these audits. The Company believes that its income tax filing positions and deductions will be sustained on audit, and does not anticipate any adjustments that will result in a material, adverse effect on the Company's financial condition, results of operations, or cash flow. Therefore, no reasonable estimate can be made for tax loss contingencies and none has been recorded.

The Company recognizes interest and penalties accrued related to unrecognized tax benefits as a component of its income tax provision. As of December 31, 2025 and 2024, the Company has no amounts accrued for the payment of interest and penalties, which does not include the federal tax benefit of interest deductions, where applicable. The Company had no unrecognized tax benefits as of December 31, 2025 and 2024.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2020. The Company has no tax positions for which it believes it is reasonably possible that the total amounts of unrecognized tax benefits will significantly increase or decrease within the next twelve months.

In June 2007, the Financial Accounting Standard Board (FASB) issued FASB interpretation (FIN) No. 48, According for Uncertainty in Income Taxes (FIN No. 48). The NAIC is still evaluating the applicability of FIN No. 48 to Statutory Financial Reporting. The Company continues to recognize tax benefits and related reserves in accordance with SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets (SSAP No. 5R). The Company believes that its income tax filing positions and deductions will be sustained in audit, and does not anticipate any adjustments that will results in a material, adverse effect on the Company’s financial condition, results of operations, or cash flow. Therefore, no contingent tax liabilities have been recorded pursuant to SSAP No. 5R as modified by SSAP No. 101.

On August 16, 2022, the Inflation Reduction Act (the “IRA”) was signed into law. The IRA enacted a new 15% corporate minimum tax (“CAMT”) on the "adjusted financial statement income" of certain large corporations, which became effective on January 1, 2023. As required under the authoritative guidance of ASC 740, Income Taxes, we reviewed the impact on income taxes due to the change in legislation and concluded there was no material impact to the financial statements for the years ended December 31, 2024 and 2023.

On July 4, 2025, the One Big Beautiful Bill Act (the "OBBBA") was signed into law. We have evaluated the impact on income taxes due to the change in legislation and concluded there was no material impact to the financial statements for the year ended December 31, 2025.

The accompanying notes are an integral part of these financial statements	Page 52

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

7.	REINSURANCE

The Company seeks to diversify risk and limit its overall financial exposure by reinsuring certain levels of risk in various areas of exposure through acquisition and cessions with other insurance companies or reinsurers. In addition, consistent with the overall business strategy, the Company assumes certain policy risks written by other insurance companies on a coinsurance and modified coinsurance basis. Under a coinsurance arrangement, depending upon the terms of the contract, the reinsurer may share in the risk of loss due to mortality or morbidity, lapses, and the investment risk, if any, inherent in the underlying policy. Modified coinsurance and funds withheld coinsurance differ from coinsurance in that the ceding company retains the assets supporting the reserves while the risk is transferred to the reinsurer.

Effective November 1, 2025, the Company entered into a coinsurance agreement with Munich American Reassurance Company whereby it assumed accident and health reserves. The total assumed reserves were $2,846,430. Subsequently the Company entered into a funds withheld coinsurance agreement with an affiliated party where it ceded reserves of $2,846,430, and a retrocession agreement with Munich Re of Bermuda, Ltd.

Effective December 31, 2025, the Company executed a binding Letter of Intent with New Reinsurance Company Ltd. whereby it retroceded PRT reserves. Reserves of $180 have been ceded as of December 31, 2025.

Effective April 1, 2025, the Company, amended the master retrocession agreement with an affiliated party whereby it retroceded fixed annuity reserves. Reserves of $927,673 have been ceded to the affiliated party.

Effective December 30, 2024, the Company entered into a reinsurance agreement with an affiliated party on a modified coinsurance basis where the company ceded $291,629 of separate account reserves as of December 31, 2024. Subsequently, as of December 31, 2025, additional separate account reserves of $613,203 have been ceded to the affiliated party.

Effective June 3, 2024, the Company entered into a coinsurance agreement with The Guardian Insurance and Annuity Company whereby it assumed annuity business. The total accumulated assumed reserves were $8,465,431 and $2,866,915 as of December 31, 2025 and December 31, 2024.

Effective June 3, 2024, the Company amended the master retrocession agreement with an affiliated party whereby it retroceded annuity reserves. The total accumulated ceded reserves were $8,465,431 and $2,866,915 as of December 31, 2025 and December 31, 2024.

Effective June 1, 2024, the Company entered into a coinsurance agreement with The Guardian Insurance and Annuity Company whereby it assumed annuity business. The total assumed reserves were $1,027,751. Subsequently the Company entered into a funds withheld coinsurance agreement with an affiliated party whereby it ceded reserves of $1,027,751.

Effective May 13, 2024, the Company entered into a coinsurance agreement with Forethought Life Insurance Company whereby it assumed funding agreements. The total accumulated assumed reserves were $4,541,454 and $3,875,282 as of December 31, 2025 and December 31, 2024.

Effective February 22, 2024, the Company entered into a indemnity agreement with Munich American Reassurance Company whereby it retrocedes accident and health reserves. Total ceded reserves were $29,666.

The accompanying notes are an integral part of these financial statements	Page 53

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Effective January 1, 2024, the Company entered into a coinsurance agreement with the John Hancock Life Insurance Company whereby it assumed life and annuity business. The total assumed reserves were $4,823,317. Subsequently the Company entered into a funds withheld coinsurance agreement with an affiliated party whereby it ceded a deposit receivable of $3,420,783 and reserves of $1,051,887.

Effective January 1, 2024, the Company entered into a coinsurance agreement with the John Hancock Life & Health Insurance Company whereby it assumed life business. The total assumed reserves were $1,067,124. Subsequently the Company entered into a funds withheld coinsurance agreement with an affiliated party whereby it ceded a deposit receivable of $976,016.

Effective November 20, 2023, the Company entered into a coinsurance agreement with Brighthouse Life Insurance Company whereby it assumed fixed indexed annuity business. The total accumulated assumed reserves were $409,377 and $391,966 as of December 31, 2025 and December 31, 2024.

Effective November 1, 2023, the Company entered into a coinsurance agreement with the Metropolitan Tower Life Insurance Company whereby it assumed universal life and fixed annuity business. The total assumed reserves were $3,371,046. Subsequently the Company entered into a retrocession agreements where reserves of $3,118,218 were ceded to an affiliated party.

Effective April 11, 2023, the Company entered into a coinsurance agreement with The Guardian Insurance and Annuity Company whereby it assumes new fixed annuity business. The total accumulated assumed reserves were $1,927,983 and $1,901,588 respectively and ceded reserves were $963,992 and $934,850 respectively as of December 31, 2025 an December 31, 2024.

Effective April 1, 2023, the Company entered into a retrocession agreement whereby it ceded fixed annuity reserves to an unaffiliated third party. The total accumulated ceded reserves were $762,928 and $764,476 respectively as of December 31, 2025 and December 31, 2024.

Effective January 1, 2023, the Company, amended their master retrocession agreement with an affiliated party whereby it retroceded an additional $2,143,709 of reserves. Subsequently, as of December 31, 2025, additional reserves of $7,973,405 have been ceded to the affiliated third party.

Effective January 1, 2023, the Company entered into a retrocession agreement whereby it ceded fixed annuity reserves to an unaffiliated third party. The total accumulated ceded reserves were $2,303,546 and $2,135,596 respectively as of December 31, 2025 and December 31, 2024.

Reinsurance assumed for the years ended December 31, is as follows:

	December 31,
	2025	2024
Coinsurance reserves assumed	84,886,956	77,723,462
Modco reserves assumed	8,020,828	8,157,131

The accompanying notes are an integral part of these financial statements	Page 54

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Reinsurance ceded for the years ended December 31, is as follows:

	December 31,
	2025	2024
Reserves ceded	59,863,843	50,800,984
Reinsurance recoverable on paid losses	5,820	6,764
Modco reserves ceded	8,909,017	8,488,336

The effects of reinsurance for premiums for the years ended December 31, were as follows:

	December 31,
	2025	2024
Life and Accident and Health Insurance
Direct	$627,456	$335,532
Reinsurance assumed - non-affiliated	12,313,193	17,565,589
Reinsurance assumed - affiliated	7,148	7,043
Less: Reinsurance ceded - non-affiliated	(935,600)	(2,334,552)
Less: Reinsurance ceded - affiliated	(11,779,946)	(7,528,249)
Net premiums	$232,251	$8,045,363

As of December 31, 2025 and 2024 our net reserves pertaining to affiliate activity was $(38,595,144) and $(29,105,938) respectively. As of December 31, 2025 and 2024 our net modco reserves pertaining to affiliate activity was $(6,175,205) and $(5,561,411) respectively.

In the normal course of business, the Company seeks to reduce the loss that may arise from events that cause unfavorable underwriting results by ceding certain levels of risk in various areas of exposure with other insurance enterprises or reinsurers.

Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company determines the appropriate amount of reinsurance based on evaluation of the risks accepted and analyses prepared by consultants and reinsurers and on market conditions (including the availability and pricing of reinsurance). The Company also believes that the terms of its reinsurance contracts are consistent with industry practice in that they contain standard terms with respect to lines of business covered, limit and retention, arbitration and occurrence. Based on the Company's review of its reinsurers' financial statements and reputations in the reinsurance marketplace, the Company believes that its reinsurers are financially sound and there was no allowance for uncollectible amounts at December 31, 2025 and 2024.

The accompanying notes are an integral part of these financial statements	Page 55

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

8.	PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums represent annual or fractional premiums, either due and uncollected or not yet due, where policy reserves have been provided on the assumption that the full life insurance premium for the current policy year has been collected. Gross premiums as represented below are net of reinsurance. Loading is the amount added to premiums to cover operating expenses. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest. As of December 31, 2025 and 2024, the Company had deferred and uncollected life insurance premiums (excluding accident and health) as follows:

	Year ended December 31,
	2025					2024
	Gross	Loading	Net	Non- Admitted	Net Admitted	Gross	Loading	Net	Non- Admitted	Net Admitted
Ordinary renewal	$1,819	$291	$1,528	$—	$1,528	$2,047	$354	$1,693	$—	$1,693
Total	$1,819	$291	$1,528	$—	$1,528	$2,047	$354	$1,693	$—	$1,693

9.	ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

As of December 31, 2025, the Company’s annuity reserves, supplementary contract reserves and deposit liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities:

	Year Ended December 31, 2025
	General Account	Separate Account with Guarantees	Separate Account without Guarantees	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$21,428,196	$3,099	$—	$21,431,295	40.7%
At book value less current surrender charge of 5% or more	12,201,168	—	—	12,201,168	23.0%
At fair value	—	—	1,250,186	1,250,186	2.4%
Total with adjustment or at fair value	33,629,364	3,099	1,250,186	34,882,649	66.1%
At book value without adjustment (minimal or no charge adjustment)	8,361,267	—	—	8,361,267	15.9%
Not subject to discretionary withdrawal:	9,413,030	—	57,428	9,470,458	18.0%
Total (gross)	51,403,661	3,099	1,307,614	52,714,374	100.0%
Less: reinsurance ceded	36,293,463	—	—	36,293,463
Total (net)	$15,110,198	$3,099	$1,307,614	$16,420,911

Group Annuities:

	General Account	Separate Account with Guarantees	Separate Account without Guarantees	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$654,898	$—	$—	$654,898	5.8%
At book value less current surrender charge of 5% or more	157,189	—	—	157,189	1.4%
At fair value	—	—	581	581	—%
Total with adjustment or at fair value	812,087	—	581	812,668	7.2%
At book value without adjustment (minimal or no charge adjustment)	2,605,387	—	—	2,605,387	22.9%
Not subject to discretionary withdrawal:	7,000,284	—	952,457	7,952,741	69.9%
Total (gross)	10,417,758	—	953,038	11,370,796	100.0%
Less: reinsurance ceded	9,663,164	—	—	9,663,164
Total (net)	$754,594	$—	$953,038	$1,707,632

The accompanying notes are an integral part of these financial statements	Page 56

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Deposit-Type Contracts (no life contingencies):

	General Account	Separate Account with Guarantees	Separate Account without Guarantees	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%
Total with adjustment or at fair value	—	—	—	—	—%
At book value without adjustment (minimal or no charge adjustment)	963,033	—	—	963,033	12.0%
Not subject to discretionary withdrawal:	7,055,627	—	4,499	7,060,126	88.0%
Total (gross)	8,018,660	—	4,499	8,023,159	100.0%
Less: reinsurance ceded	3,004,158	—	—	3,004,158
Total (net)	$5,014,502	$—	$4,499	$5,019,001

Reconciliation of total annuity actuarial reserves and deposit fund liabilities amounts:

	Year Ended December 31, 2025
	General Account	Separate Account with Guarantee	Separate Account without Guarantees	Total
Life, accident & health, and supplemental contracts with life contingencies	$20,879,294	$—	$—	$20,879,294
Separate Accounts	—	3,099	2,265,151	2,268,250
Total annuity actuarial reserves and deposit liabilities	$20,879,294	$3,099	$2,265,151	$23,147,544

As of December 31, 2025, the Company’s life reserves, that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

	Year Ended December 31, 2025			Year Ended December 31, 2025
	General Account			Separate Account
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$2,321,039	$2,323,441	$2,505,761	$—	$—	$—
Other permanent cash value life insurance	—	244,123	264,845	—	—	—
Variable universal life	323,636	323,627	319,754	562,537	562,497	529,679
Miscellaneous reserves	—	—	52	—	—	—
Not subject to discretionary withdrawal or no cash value
Term policies without cash value	—	—	2,126	—	—	—
Accidental death benefits	—	—	333	—	—	—
Disability-active lives	—	—	306	—	—	—
Disability-disabled lives	—	—	17,556	—	—	—
Miscellaneous reserves	—		11,205	—	—	40,271
Total (gross)	2,644,675	2,891,191	3,121,938	562,537	562,497	569,950
Less: reinsurance ceded	2,288,219	2,418,874	2,605,203	—	—	—
Total (net)	$356,456	$472,317	$516,735	$562,537	$562,497	$569,950

The accompanying notes are an integral part of these financial statements	Page 57

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Reconciliation of total life & accident & health reserves:

	Year Ended December 31, 2025
	General Account	Separate Account Guaranteed and nonguaranteed	Total
Life insurance reserves	$473,138	$529,679	$1,002,817
Accidental death benefit reserves	324	—	324
Active lives reserves	170	—	170
Disabled lives reserve	12,435	—	12,435
Miscellaneous reserves	9,349	40,271	49,620
Total life and accident & health reserves	$495,416	$569,950	$1,065,366

The accompanying notes are an integral part of these financial statements	Page 58

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

As of December 31, 2024, the Company’s annuity reserves, supplementary contract reserves and deposit liabilities that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

Individual Annuities:

	Year Ended December 31, 2024
	General Account	Separate Account with Guarantee	Separate Account without Guarantee	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$20,426,028	$3,527	$—	$20,429,555	41.9%
At book value less current surrender charge of 5% or more	9,468,658	—	—	9,468,658	19.4%
At fair value	290,509	—	1,269,092	1,559,601	3.2%
Total with adjustment or at fair value	30,185,195	3,527	1,269,092	31,457,814	64.5%
At book value without adjustment (minimal or no charge adjustment)	9,794,074	—	—	9,794,074	20.1%
Not subject to discretionary withdrawal:	7,403,736	—	54,948	7,458,684	15.4%
Total (gross)	47,383,005	3,527	1,324,040	48,710,572	100.0%
Less: reinsurance ceded	30,054,422	—	—	30,054,422
Total (net)	$17,328,583	$3,527	$1,324,040	$18,656,150

Group Annuities:

	General Account	Separate Account with Guarantee	Separate Account without Guarantee	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$766,909	$—	$—	$766,909	7.5%
At book value less current surrender charge of 5% or more	145,464	—	—	145,464	1.4%
At fair value	—	—	538	538	—%
Total with adjustment or at fair value	912,373	—	538	912,911	8.9%
At book value without adjustment (minimal or no charge adjustment)	2,697,878	—	—	2,697,878	26.2%
Not subject to discretionary withdrawal:	6,370,588	—	306,994	6,677,582	64.9%
Total (gross)	9,980,839	—	307,532	10,288,371	100.0%
Less: reinsurance ceded	9,282,536	—	—	9,282,536
Total (net)	$698,303	$—	$307,532	$1,005,835

Deposit-Type Contracts (no life contingencies):

	General Account	Separate Account with Guarantee	Separate Account without Guarantee	Total	% of Total
Subject to discretionary withdrawal:
With fair value adjustment	$—	$—	$—	$—	—%
At book value less current surrender charge of 5% or more	—	—	—	—	—%
At fair value	—	—	—	—	—%
Total with adjustment or at fair value	—	—	—	—	—%
At book value without adjustment (minimal or no charge adjustment)	1,066,029	—	—	1,066,029	14.2%
Not subject to discretionary withdrawal:	6,460,277	—	4,865	6,465,142	85.8%
Total (gross)	7,526,306	—	4,865	7,531,171	100.0%
Less: reinsurance ceded	3,069,978	—	—	3,069,978
Total (net)	$4,456,328	$—	$4,865	$4,461,193

The accompanying notes are an integral part of these financial statements	Page 59

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Reconciliation of total annuity actuarial reserves and deposit fund liabilities amounts:

	Year Ended December 31, 2024
	General Account	Separate Account without Guarantees	Separate Account without Guarantees	Total
Life, accident & health, and supplemental contracts with life contingencies
Separate Accounts	$22,483,214	$—	$—	$22,483,214
Total annuity actuarial reserves and deposit liabilities	—	3,527	1,636,437	1,639,964
	$22,483,214	$3,527	$1,636,437	$24,123,178

The accompanying notes are an integral part of these financial statements	Page 60

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

As of December 31, 2024, the Company’s life reserves, that are subject to discretionary withdrawal (without adjustment) and not subject to discretionary withdrawal provisions are summarized as follows:

	Year Ended December 31, 2024
	General Account			Separate Account
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$2,441,868	$2,444,354	$2,649,299	$—	$—	$—
Other permanent cash value life insurance	—	262,223	266,184	—	—	—
Variable universal life	321,336	321,327	307,928	520,785	520,740	490,265
Miscellaneous reserves	—	—	51	—	—	—
Not subject to discretionary withdrawal or no cash value
Term policies without cash value	—	—	732	—	—	—
Accidental death benefits	—	—	357	—	—	—
Disability-active lives	—	—	381	—	—	—
Disability-disabled lives	—	—	18,038	—	—	—
Miscellaneous reserves	—		12,137	—	—	37,667
Total (gross)	2,763,204	3,027,904	3,255,106	520,785	520,740	527,932
Less: reinsurance ceded	2,390,545	2,531,510	2,733,154	—	—	—
Total (net)	$372,659	$496,394	$521,953	$520,785	$520,740	$527,932

Reconciliation of total life & accident & health reserves:

	Year Ended December 31, 2024
	General Account	Separate Account without Guarantees	Total
Life insurance reserves	$498,712	$490,265	$988,977
Accidental death benefit reserves	348	—	348
Active lives reserves	194	—	194
Disabled lives reserve	12,636	—	12,636
Miscellaneous reserves	10,062	37,667	47,729
Total life and accident & health reserves	$521,952	$527,932	$1,049,884

The accompanying notes are an integral part of these financial statements	Page 61

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

10.	ACCIDENT AND HEALTH POLICY AND CLAIM LIABILITIES

Substantially all of the Company’s accident and health policies are ceded to third parties. The following table provides details regarding the Company’s accident and health policy reserves:

	December 31,
	2025	2024
Direct	$4,265	$4,831
Reinsurance assumed - non-affiliated	12,820,936	10,480,582
Less: reinsurance ceded - affiliated	(4,321,864)	(1,567,559)
Less: reinsurance ceded - non-affiliated	(3,932,466)	(4,086,237)
Net reserves	$4,570,871	$4,831,617

The Company regularly updates its estimates of policy and claims liabilities as new information becomes available and further events occur which may affect the resolution of unsettled claims for its accident and health line of business. Changes in prior estimates are generally reflected in results of operations in the year such changes are determined to be needed.

11.	CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

Massachusetts has enacted laws governing the payment of dividends and other distributions to stockholders by insurers. These laws affect the dividend paying ability of the Company. Pursuant to Massachusetts statutes, the maximum amount of dividends and other distributions that an insurer may pay in any twelve-month period, without prior approval of the MA DOI, is limited to the greater of the Company’s statutory net gains from operations of the preceding December 31 or 10% of the statutory policyholder’s surplus as of the preceding December 31. Dividends must be paid from unassigned funds. In 2026, the maximum ordinary dividend the Company may declare without receiving prior approval from the MA DOI is $687,986.

No dividend was paid in 2025 or 2024.

On February 17, 2026, which was approved by the Massachusetts Department of Insurance to be a Type 1 subsequent event reflected on the December 31, 2025 balance sheet, the Company made a $20,000 capital contribution to FAFLIC.

On September 30, 2025, the Company recorded a deferred tax liability of ($11,575) related to the tax effect of the non cash investment capital contribution to FLIC.

On September 30, 2025, the Company recorded a deferred tax liability of ($11,575) related to the tax effect of the non cash investment capital contribution from Finco.

On July 17, 2025, the Company made a $650,000 capital contribution to FLIC.

On July 17, 2025, the Company received a $700,000 capital contribution from Finco.

On June 30, 2025, the Company made a $51,190 non cash investment capital contribution to FLIC.

On June 30, 2025, the Company received a $51,190 non cash investment capital contribution from Finco.

The accompanying notes are an integral part of these financial statements	Page 62

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

On June 24, 2025, the Company made a $15,000 capital contribution to FAFLIC.

On March 24, 2025, the Company made a $121,023 non cash investment capital contribution to FLIC.

On March 24, 2025, the Company received a $121,023 non cash investment capital contribution from Finco.

On December 23, 2024, the Company made a $175,000 capital contribution to FLIC.

On December 23, 2024, the Company received a $440,000 capital contribution from Global Atlantic (Fin) Company (Finco).

On September 30, 2024, the Company made a $400,000 capital contribution to FLIC.

On June 28, 2024, the Company received a $260,000 capital contribution from Finco.

On June 20, 2024, the Company received $842,000 in capital contributions from Finco.

On June 20, 2024, the Company made a $500,000 capital contribution to FLIC.

On February 27, 2024, which was approved by the Massachusetts Department of Insurance to be a Type 1 subsequent event reflected on the December 31, 2023 balance sheet, the Company received a $100,000 capital contribution from Finco.

On December 26, 2023, the Company made a $100,000 capital contribution to FLIC.

On December 26, 2023, the Company received a $250,000 capital contribution from Finco.

On December 18, 2023, the Company received a $185,000 capital contribution from Finco.

On December 14, 2023, the Company received a $130,000 capital contribution from Finco.

On November 15, 2023, the Company made a $160,000 capital contribution to FAFLIC.

On September 29, 2023, the Company made a $15,000 capital contribution to FAFLIC.

On April 11, 2023, the Company made a $27,000 capital contribution to FAFLIC.

The Company’s unassigned surplus was impacted by each item below as follows:

	December 31,
	2025	2024
Unrealized gains (losses)	$339,766	$705,297
Nonadmitted asset values	(105,287)	(90,372)
Asset valuation reserves	(593,170)	(570,218)
Provision for reinsurance	(7,013)	(5,112)

The accompanying notes are an integral part of these financial statements	Page 63

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

The following table provides details regarding the Company's surplus notes:

Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Is Surplus Note Holder a Related Party	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Unapproved Interest And/Or Principle
0001	12/14/2018	6.250%	$820,000	YES	$820,000	$820,000	$—
0002	12/01/2023	8.00%	$225,000	YES	$225,000	$225,000	$—
0003	09/30/2024	8.00%	$600,000	YES	$600,000	$600,000	$—
Total	XXX	XXX	$1,645,000	XXX	$1,645,000	$1,645,000	$—

Item Number	Current Year Interest Expense Recognized	Life-To-Date Interest Expense Recognized	Current Year Interest Offset Percentage (not including amounts paid to a 3rd party liquidity provider)	Current Year Principle Paid	Life-To-Date Principle Paid	Date of Maturity	Are Surplus Note payments contractually linked
0001	$51,250	$348,215	—	$—	$—	9/30/2048	NO
0002	$18,000	$32,150	—	$—	$—	9/30/2053	NO
0003	$48,000	$48,000	—	$—	$—	9/30/2054	NO
Total	$117,250	$428,365	XXX	$—	$—	XXX	XXX

Item Number	Surplus Note payments subject to administrative offsetting provisions	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus note	Is Asset Issuer a Related Party	Type of Assets Received Upon Issuance	Principal Amount of Assets Received Upon Issuance	Book/Adjusted Carry Value of Assets	Is Liquidity Source a Related Party to the Surplus Note Holder
0001	NO	NO	NO	0	$—	$—	NO
0002	NO	NO	NO	0	$—	$—	NO
0003	NO	NO	NO	0	$—	$—	NO
Total	XXX	XXX	XXX	XXX	$—	$—	XXX

The accompanying notes are an integral part of these financial statements	Page 64

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

The Company must meet minimum capital and surplus requirements under a RBC formula. RBC is the standard measurement of an insurance company’s required capital on a statutory basis. It is calculated by using a formula that applies factors to various assets, premium, and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Regulatory action is tied to the amount of a company’s surplus deficit under the RBC formula. Total adjusted capital for life insurance companies is defined as statutory capital and surplus, plus asset valuation reserve plus subsidiary asset valuation reserves, plus 50% of dividends apportioned for payment, plus 50% of subsidiary dividends apportioned for payment, and was $8,339,747 at December 31, 2025.

12.	RELATED PARTY TRANSACTIONS

Service Agreements

The Company and its subsidiaries entered into a Services and Expense Agreement with Global Atlantic Financial Group Limited (GAFG) under which GAFG and affiliates agreed to provide personnel, management services, administrative support, the use of facilities and such other services as the parties may agree to from time to time. The agreement was filed with the MA DOI. The Company recognized $189,223, $216,236 and $216,144 in intercompany charges for 2025, 2024 and 2023 respectively.

On February 1 2021, the Company entered into an investment management agreement with Kohlberg Kravis Roberts & Co. L.P., a Delaware limited partnership and KKR subsidiary. The Company recorded expenses for these agreements of $236,966, $207,541 and $140,141 as of December 31, 2025, 2024 and 2023 respectively.

The Company has funds withheld agreements with related parties. Amounts due from affiliates related to funds withheld agreements were $63,738, $97,751 and $97,754 as of December 31, 2025, 2024 and 2023 respectively. Amounts due to affiliates related to funds withheld agreements were $1,375, $1,145 and $5,379 as of December 31, 2025, 2024 and 2023 respectively. All intercompany balances related to funds withheld agreements are settled subsequent to year end.

The Company has agreements with affiliated parties FAFLIC and GA Re to receive certain fee income related to policyholder administration of $99,160, $96,578 and $91,385 for the years ended December 31, 2025, 2024, and 2023 respectively. The Company also has agreements with affiliated party FLIC to provide reimbursement of certain fees related to policyholder administration of $1,426, $1,535, and $1,643 for the years ended December 31, 2025, 2024 and 2023 respectively. Additionally, the Company had $151,931, $155,360 and $27,097 receivable at December 31, 2025, 2024 and 2023 respectively.

The accompanying notes are an integral part of these financial statements	Page 65

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Affiliated Investments

In 2022, the NAIC clarified that certain investments which are originated, sponsored or managed by affiliated entities shall be reported as affiliated investments even if the underlying assets are unrelated third party investments with no credit exposure to affiliates. The Company holds investments of this type, which are included in invested assets balances as follows:

	2025	2024
Bonds	$11,186	$10,981
Mortgages	4,222	3,692
Common Stocks	5,498	4,860
Other Invested Assets	1,316	1,137
	$22,222	$20,670

Payable/Receivables from Affiliates

As of December 31, 2025 and 2024, the Company reported $49,110 and $5,260 due to affiliates and $18,172 and $2 due from affiliates. All intercompany balances shown as payable to or from parent, subsidiaries and affiliates are settled within 30 days of their incurrence under the terms of the intercompany expense sharing agreements.

The Company and certain subsidiaries and affiliates are part of an intercompany borrowing arrangement whereby companies may borrow from one another on a short-term basis for various purposes. The Company had borrowings $0 and $0 outstanding as of December 31, 2025 and 2024.

Guarantees or Contingencies for Related Parties

On November 16, 2023, the Company entered into an agreement to guarantee the performance of FAFLIC, related to the insurance of a block of fixed annuity and universal life insurance. The remaining liabilities of this block of business at December 31, 2025 and 2024 were $9,877,219 and $10,311,892, respectively.

On October 3, 2022, the Company entered into an agreement to guarantee the performance of FAFLIC, related to the insurance of a block of variable annuities. The remaining liabilities of this block of business at December 31, 2025 and 2024 were $3,043,679 and $3,228,172, respectively.

On December 19, 2012, the Company entered into an agreement to guarantee the performance of FAFLIC, related to the insurance of a block of fixed annuities. The remaining liabilities of this block of business at December 31, 2025 and 2024 were $507,755 and $564,701, respectively.

The accompanying notes are an integral part of these financial statements	Page 66

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

13.	COMMITMENTS AND CONTINGENCIES

Litigation

The Company is involved from time to time in judicial, regulatory and arbitration proceedings concerning matters arising in connection with the conduct of its business.

Given the inherent difficulty of predicting the outcome of the Company’s litigation and regulatory matters, particularly in cases or proceedings in which substantial or indeterminate damages or fines are sought, the Company cannot estimate losses or ranges of losses for cases or proceedings where there is only a reasonable possibility that a loss may be incurred.

In connection with a cybersecurity incident on May 29, 2023, related to services provided to several companies by Pension Benefits Information LLC, and its use of MOVEit software (“PBI/MOVEit Incident”), The Global Atlantic Financial Group LLC or some of its affiliates have received a total of five putative class action complaints alleging failure to properly secure and safeguard customers’ sensitive information. Four cases originated in United States District Court for the Southern District of New York: Clancy, Michael v. The Global Atlantic Financial Group LLC (1:23-cv-07975) filed September 8, 2023, Guzman, Marcelina v. The Global Atlantic Financial Group LLC (1:23-cv-08150) filed September 14, 2023, and Hendrix, Eudoice v. Global Atlantic Financial Company, Accordia Life and Annuity Company, Commonwealth Annuity and Life Insurance Company, First Allmerica Financial Life Insurance Company and Forethought Life Insurance Company (1:23-cv-08058) filed September 12, 2023, and Bernstein, Michael v. The Global Atlantic Financial Group LLC (1:23-cv-9868) filed in New York state court September 15, 2023. A fifth case was filed in the United States District Court for the Southern District of Indiana, but subsequently was voluntarily dismissed: Hansa v. Forethought Life Insurance Company, Global Atlantic Insurance Network LLC, and The Global Atlantic Financial Group LLC (1:23-cv-01549) filed August 28, 2023. The Company itself is currently a party only in the Hendrix case. A judicial panel consolidated certain PBI/MOVEit Incident-related litigation in an MDL and transferred the cases to the District of Massachusetts, before Judge Allison Burroughs. This order applies to all matters against The Global Atlantic Financial Group LLC and its affiliates.

However, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse effect on its financial position or results of operations.

In connection with the process of converting over 500,000 in-force life insurance policies (representing policies for the Company’s subsidiaries FAFLIC and Accordia) from systems managed by Athene Holdings Limited ("Athene" a non-affiliated Company) to the platform of one of our third party services providers DXC, or the “Conversion”, the Company, FAFLIC and Accordia expect to incur a variety of litigation-related costs. On June 13, 2018 Accordia received notice of a regulatory matter from the California Department of Insurance regarding administration issues relating to certain California life insurance policies reinsured by Accordia which are administered by DXC. On August 19, 2020 Accordia and the California Department of Insurance resolved the dispute, whereby Accordia paid a $11,500 fine and agreed to perform certain corrective actions for California policyholders impacted by conversion.

Assessments

Unfavorable economic conditions may contribute to an increase in the number of insurance companies that are under regulatory supervision. This may result in an increase in mandatory assessments by state guaranty funds, or voluntary payments by solvent insurance companies to cover losses to policyholders of insolvent or rehabilitated companies. Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company is not able to reasonably estimate the potential impact of any such future assessments or voluntary payments.

The accompanying notes are an integral part of these financial statements	Page 67

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Commitments

The Company has operational servicing agreements with third party administrators for contract / policy administration over certain of the Company’s fixed annuity, traditional life, variable annuity, and variable universal life business. Additionally, there is a professional services agreement to manage certain aspects of the Company’s reinsurance portfolio.

As of December 31, 2025 the purchase commitments relating to the agreement with the third party administrator were as follows:

2026	3,911
2027	2,117
2028	1,249
2029	673
2030 and thereafter	—
Total	$7,950

The Company has funding commitments subsequent to December 31, 2025 for the following:

Commercial Mortgage Loans and Other Lending Facilities	$808,681
Limited Partnerships and LLC's	$14,021
Collateral Loans	$—

14.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events from December 31, 2025 through March 27, 2026, the date that these financial statements were available to be issued, and determined that there is:

Type - I Recognized Subsequent Events: On February 17, 2026, the Company made a capital contribution of $20,000 to FAFLIC which was approved by the Massachusetts Department of Insurance to be a Type 1 subsequent event reflected on the December 31 balance sheet.

Type - II Non-recognized Subsequent Events: No Type II subsequent events to report.

The accompanying notes are an integral part of these financial statements	Page 68

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

15.	COMPOSITION OF OTHER ASSETS AND LIABILITIES

Other assets consist of the following:

	December 31,
	2025	2024
Guaranty funds receivable or on deposit	$822	$814
Admitted disallowed IMR	85,789	30,437
State Income Tax Receivable	1,753	2,112
Miscellaneous receivables	18,218	52,710
Total other assets	$106,582	$86,073

The percentage of total net negative (disallowed) IMR admitted in General Account or recognized in Separate Account to adjusted capital and surplus is 1.41%.

Other liabilities consist of the following:

	December 31,
	2025	2024
Payables in process	$282,545	$2,928
Policyholder liabilities	262	535
Payable for securities acquired	101,454	123,172
Miscellaneous liabilities	10,845	9,678
Derivative liabilities	72,524	41,077
Total other liabilities	$467,630	$177,390

Other income consist of the following:

	December 31,
	2025	2024	2023
Net assumed adjustment to IMR	$(178,933)	$(191,877)	$(305,298)
Service fee revenue	6,056	6,972	6,934
Guarantee minimum benefit rider fees	5,460	6,179	6,347
FWH Realized Bonds Ceded	328,758	258,280	439,727
Considerations for supplementary contracts with life contingencies	4,246	3,385	3,603
Other income	16,800	9,356	6,203
Total other income	$182,387	$92,295	$157,516

16.	INVESTMENTS IN AFFILIATES

The Company owns three subsidiaries as of December 31, 2025. FAFLIC is a stock life insurance company organized under the laws of Massachusetts. Accordia is a stock life insurance company organized under the laws of Iowa. FLIC is a stock life insurance company organized under the laws of Indiana. All subsidiaries are 100% owned by the Company and are accounted for under the equity method.

The accompanying notes are an integral part of these financial statements	Page 69

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Accordia follows Iowa Administrative Code (IAC) Section 191-97, Accounting for Certain Derivative Instruments Used to Hedge the Growth in Interest Credited for Indexed Insurance Products and Accounting for the Indexed Insurance Products Reserve, which reflects a departure from NAIC SAP. As a result, Accordia’s net income from operations decreased by $6,041 for the year ended December 31, 2025 and Accordia’s statutory surplus decreased by $219,241 as of December 31, 2025. Had Accordia not used this prescribed practice, the NAIC SAP basis RBC levels would not have triggered a regulatory event.

FLIC, with the permission of the Commissioner of Insurance in the State of Indiana, uses the Plan Type A discount rate with a guaranteed duration of less than 5 years under Actuarial Guideline 33 (AG33) on the entire in-force block of annuities with Guaranteed Minimum Withdrawal Benefits issued prior to October 1, 2013. As a result, FLIC’s net income from operations increased by $2,264 for the year ended December 31, 2025 and FLIC’s statutory surplus increased by $13,942 as of December 31, 2025. Had FLIC not used this permitted practice, the NAIC SAP basis RBC levels would not have triggered a regulatory event.

During the year ended December 31, 2025, the Company made capital contributions to affiliated entities totaling $845,638 and received capital contributions from affiliated entities totaling $860,638.

During the year ended December 31, 2024, the Company made capital contributions to affiliated entities totaling $1,075,000 and received capital contributions from affiliated entities totaling $1,542,000.

During the year ended December 31, 2023, the Company made capital contributions to affiliated entities totaling $302,000 and received capital contributions from affiliated entities totaling $665,000.

See Note 11, Capital and surplus and dividend restrictions for additional information regarding capital contributions.

The accompanying notes are an integral part of these financial statements	Page 70

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Summarized financial information for subsidiaries from the annual statement for the years ended December 31 is as follows:

STATEMENTS OF ADMITTED ASSETS, LIABILITIES, CAPITAL AND SURPLUS

	2025	2024
ASSETS
Investments	$91,215,058	$80,266,986
Other assets	4,591,141	4,214,584
Separate account assets	5,087,806	3,082,153
Total assets	$100,894,005	$87,563,723

LIABILITIES
Benefit and loss reserves	$46,312,808	$43,036,942
Deposit funds and other contract liabilities	5,908,674	3,307,514
Other liabilities	38,077,144	33,266,015
Separate account liabilities	5,087,806	3,082,153
Total liabilities	95,386,432	82,692,624

Stockholder's equity	5,507,573	4,871,098
Total liabilities and stockholder's equity	$100,894,005	$87,563,723

STATEMENTS OF OPERATIONS

	2025	2024
REVENUE
Premiums, commissions and fees	$9,897,089	$9,803,024
Net investment income and other income	4,387,452	4,308,442
Total Revenue	14,284,541	14,111,466

BENEFITS AND EXPENSES
Benefits	9,425,005	10,527,290
Commissions and other underwriting expenses	1,082,234	930,374
Interest and other expenses	4,150,029	2,785,563
Federal income tax expense	253,586	(289,069)
Total benefits and expenses	14,910,854	13,954,158

Realized capital gains / (losses)	40,865	(163,566)
Net income / (loss)	$(585,448)	$(6,258)

The Company’s purchase of Accordia (which at the time of acquisition was named Presidential Life Insurance Company – USA) under the statutory purchase method of accounting on September 30, 2013, created goodwill of $2,000. The Company’s purchase of FLIC under the statutory purchase method of accounting on January 2, 2014, created goodwill of $74,000. Pursuant to SSAP No. 68, $0 of the goodwill was deemed an admitted asset at December 31, 2024. Goodwill is recognized as part of the carrying amount of the investment in subsidiary and amortized on a straight line basis over a ten year period. Goodwill amortization expense was $7,557 for the period ended December 31, 2023. Goodwill was fully amortized in 2023 resulting in $76,065 amortized goodwill.

The accompanying notes are an integral part of these financial statements	Page 71

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

17.	SEPARATE ACCOUNTS

The Company utilizes separate accounts to record and account for assets and liabilities for variable annuity and variable life transactions. In accordance with the products/transactions recorded within the separate account, assets are considered legally insulated. The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

The Company’s separate account statement includes legally insulated assets of $2,857,670 and $2,176,042 as of December 31, 2025 and 2024, respectively. The assets legally insulated from the general account as of December 31, 2025 are attributed to the following products/transactions:

Product/Transaction	Legally Insulated Assets	(Not Legally Insulated)
Variable annuities	$1,321,279	$—
Variable life insurance products	570,568	—
Pension risk transfer products	965,823	—
Total	$2,857,670	$—

Separate account assets held by the Company relate to individual variable annuities of a nonguaranteed nature. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. Some variable annuities provide an incidental death benefit equal to the greater of the highest contract value on a certain date or premium paid and/or a lifetime withdrawal benefit as a portion of highest contract value on a certain date. Some variable annuities provide a guaranteed minimum income benefit, for which a level of payments is guaranteed to the annuitant regardless of the performance of the market. The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2025 was $224,632 with associated risk charges paid by the separate account to compensate for these risks of $922.

The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2024 was $272,288 with associated risk charges paid by the separate account to compensate for these risks of $1,001.

The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2023 was $335,854 with associated risk charges paid by the separate account to compensate for these risks of $984.

The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2022 was $491,173 with associated risk charges paid by the separate account to compensate for these risks of $1,162.

The maximum amount associated with death benefit guarantees, and income benefit guarantees for 2021 was $307,154 with associated risk charges paid by the separate account to compensate for these risks of $1,486.

The accompanying notes are an integral part of these financial statements	Page 72

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Information regarding the Separate Accounts of the Company as of December 31, 2025 is as follows:

2025	Indexed	Non- Indexed Guarantee Less than / equal to 4%	Non- Indexed Guarantee More than 4%	Non- Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$—	$583,540	$—	$14,183	$597,723

Reserves
For accounts with assets at:
At fair value	—	955,554	—	1,882,646	2,838,200

By withdrawal characteristics
With MV adjustment	—	3,099	—	—	3,099
At fair value	—	—	—	876,873	876,873

Not subject to discretionary withdrawal	—	952,455	—	1,005,773	1,958,228

Total	$—	$955,554	$—	$1,882,646	$2,838,200

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2025 is as follows:

Transfers to separate accounts	$604,492
Transfers from separate accounts	(273,389)
Net transfers from separate accounts	331,103
Reconciling adjustments:
Administration and policy fees	(22,688)
CARVM adjustment	85
Reinsurance	152,208
Transfers as reported in the statements of operations	$460,708

The accompanying notes are an integral part of these financial statements	Page 73

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

Information regarding the Separate Accounts of the Company as of December 31, 2024 is as follows:

2024	Indexed	Non- Indexed Guarantee Less than / equal to 4%	Non- Indexed Guarantee More than 4%	Non- Guaranteed Separate Accounts	Total
Premiums, considerations or deposits	$—	$—	$—	$24,182	$24,182

Reserves
For accounts with assets at:
At fair value	—	3,527	—	1,857,391	1,860,918

By withdrawal characteristics
With MV adjustment	—	3,527	—	—	3,527
At fair value	—	—	—	1,806,297	1,806,297

Not subject to discretionary withdrawal	—	—	—	51,094	51,094

Total	$—	$3,527	$—	$1,857,391	$1,860,918

Reconciliation of net transfers to / (from) separate accounts as reported in the statements of operations for the year ended December 31, 2024 is as follows:

Transfers to separate accounts	$307,303
Transfers from separate accounts	(228,711)
Net transfers from separate accounts	78,592
Reconciling adjustments:
Administration and policy fees	(23,596)
CARVM adjustment	1
Reinsurance	117,376
Transfers as reported in the statements of operations	$172,373

The accompanying notes are an integral part of these financial statements	Page 74

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

18. RECONCILIATION TO ANNUAL STATEMENT

Subsequent to the filing of the Company's Annual Statement in February 2026 and prior to the issuance of the Company's audited financial statements as of and for the year ended December 31, 2025, the Company identified and reclassified balances related to the cash flows which effectively increased net cash from operations and decreased net cash from financing. A summary reconciliation of the Annual Statement balances to the audited financial statements is as follows:

	Net cash from operations	Net cash from investments	Net cash from financing	Net change in cash
As reported in the 2025 statutory annual statement	$(2,105,618)	$(5,513,323)	$7,475,187	$(143,754)
2025 Adjustments:
Prior Year reinsurance recoverable/payable reclass	520,566	—	(520,566)	—
Current Year error in non-cash contribution formula	(20,000)	20,000
As reported in the 2025 audited financial statement	$(1,605,052)	$(5,493,323)	$6,954,621	$(143,754)

Subsequent to the filing of the Company's Annual Statement in February 2025 and prior to the issuance of the Company's audited financial statements as of and for the year ended December 31, 2024, the Company identified and reclassified balances related to the cash flows which effectively decreased net cash from operations and increased net cash from financing. A reinsurance receivable and payable presentation correction was also discovered which increased receivable and payable balances on the balance sheet with no impact on surplus. A summary reconciliation of the Annual Statement balances to the audited financial statements is as follows:

The accompanying notes are an integral part of these financial statements	Page 75

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Notes to Statutory Financial Statements

For the Years Ended December 31, 2025, 2024 and 2023

(Dollars in thousands)

	Net cash from operations	Net cash from investments	Net cash from financing	Net change in cash
As reported in the 2024 statutory annual statement	$2,381,118	$(11,198,962)	$6,822,027	$(1,995,817)
2024 Adjustments:
Reinsurance recoverable/payable reclass	(520,566)	—	520,566	—
As reported in the 2024 audited financial statement	$1,860,552	$(11,198,962)	$7,342,593	$(1,995,817)

	Capital and Surplus	Net Income (Loss)	Admitted Assets	Liabilities
As reported in the 2024 statutory annual statement	6,155,151	(553,493)	102,043,401	95,888,250
2024 Adjustments:
Reinsurance recoverable/payable reclass	—	—	520,566	520,566
	—	—	—	—
As reported in the 2024 audited financial statement	6,155,151	(553,493)	102,563,967	96,408,816

The accompanying notes are an integral part of these financial statements	Page 76

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2025

(Dollars in thousands)

SUPPLEMENTARY INFORMATION

Investment income earned
Bonds, term notes and loans	$3,057,731
Preferred stocks	19,100
Common stocks	337
Mortgage loans	1,303,360
Premium notes, policy loans and liens	37,042
Cash equivalents and short-term investments	121,733
Other invested assets	221,257
Derivative instruments	1,993
Real Estate Income	4,880
Miscellaneous income	3,817
Gross investment income	$4,771,250

Other long term assets - statement value	$2,066,990

Bonds and short-term investments by maturity and class
By maturity (weighted based on future cashflows) - statement value
Due within one year or less	$2,817,064
Over 1 year through 5 years	19,444,004
Over 5 years through 10 years	11,686,408
Over 10 years	12,304,597
Over 20 years	14,308,456
No Maturity Date	673,303
Total by maturity	$61,233,832

By class - statement value
Class 1	$40,336,646
Class 2	18,975,106
Class 3	1,125,920
Class 4	707,350
Class 5	69,203
Class 6	19,607
Total by class	$61,233,832

Total bonds publicly traded	$28,388,048
Total bonds privately traded	32,845,784
Total	$61,233,832

The accompanying notes are an integral part of these financial statements	Page 77

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2025

(Dollars in thousands)

Mortgage loans on real estate (book value including nonadmitted portion):
Commercial mortgages	$13,631,920
Residential mortgages	9,054,143
Total	$22,686,063

Mortgage loans on real estate by standing (book value):
Good standing	$22,580,516
Interest overdue more than 90 days, not in foreclosure	54,183
In process of foreclosure	51,364
Total	$22,686,063

Collateral loans	$473,153

Stock of parents, subsidiaries, and affiliates (book value including nonadmitted portion) - common stock	$5,498,488

Preferred stocks - statement value	$386,551

Common stocks - market value	$5,506,145

Options, caps & floors owned - statement value	$438,642

Short-term investments—book value	$8,849
Cash equivalents - book value	2,416,282
Cash on deposit	159,030
Total	$2,584,161

The accompanying notes are an integral part of these financial statements	Page 78

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2025

(Dollars in thousands)

Life insurance in force
Ordinary life	$2,400,765
Group life	$100,819

Amount of accidental death insurance in force under ordinary policies	$250

Life insurance policies with disability provisions in force
Ordinary life	$902,247
Group life	$11

Supplementary contracts in force
Ordinary - involving life contingencies
Amount on deposit	$2,249
Amount of income payable	$788

Ordinary - not involving life contingencies
Amount on deposit	$4,060
Amount of income payable	$16,347

Group - involving life contingencies
Amount on deposit	$—
Amount of income payable	$—

Group - not involving life contingencies
Amount on deposit	$—
Amount of income payable	$—

Annuities:
Ordinary
Immediate - amount of income payable	$193,155
Deferred - fully paid account balance	$12,768,270
Deferred - not fully paid account balance	$348,334

Group
Immediate - amount of income payable	$64,919
Deferred - fully paid account balance	$71,380
Deferred - not fully paid account balance	$75,434

Deposit funds and dividend accumulations:
Deposit funds - account balance	$4,780,536
Dividend accumulations - account balance	$7,424

The accompanying notes are an integral part of these financial statements	Page 79

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Selected Statutory Basis Financial Data

December 31, 2025

(Dollars in thousands)

Accident and health insurance - premiums in force:
Ordinary	$—
Group	—
Other	650
$650

Claim payments:
Other accident and health -
2025	$785
2024	$892

Claims reserves:
2025	$8,798,462
2024	$7,342,515

The accompanying notes are an integral part of these financial statements	Page 80

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2025

(Dollars in thousands)

1.	The Company’s admitted assets as reported in the statutory basis statements of admitted assets, liabilities and capital and surplus is $109,686,917 at December 31, 2025.

2.	The 10 largest exposures to a single issuer/borrower/investment, by investment category, excluding: (i) U.S. government, US Government agency securities and those U.S government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, (ii) property occupied by the Company and (iii) policy loans:

Investment Category	Issuer		Amount	Percentage of Total Admitted Assets
Common Stock	2.01	Forethought Life Insurance Company	$4,623,227	4.2%
Mortgages/Other Invested Assets	2.02	Project Catalyst	991,400	0.9%
Common Stock	2.03	Accordia Life and Annuity Company	727,442	0.7%
Asset-Backed Securities (D-1.2)	2.04	LIGHTNING 2021-1 FINANCING LP	601,321	0.5%
Asset-Backed Securities (D-1.2)	2.05	THUNDERBIRD 2021-1 FINANCING LP	598,663	0.5%
Issuer Credit Obligations (D-1.1)	2.06	INTEL CORP	552,732	0.5%
Mortgages/Other Invested Assets	2.07	ACX Prop III, LLC	470,625	0.4%
Asset-Backed Securities (D-1.2)/Other Invested Assets	2.08	Blue Eagle 2021-1A LLC	436,021	0.4%
Issuer Credit Obligations (D-1.1)/Preferred Stock	2.09	CITIGROUP INC	423,454	0.4%
Issuer Credit Obligations (D-1.1)	2.10	CRTBS 2024-1 LLC	395,618	0.4%

3.	The amount and percentage of the Company’s total admitted assets held in bonds and preferred stocks by NAIC rating are as follows:

Bonds NAIC Rating		Amount	Percentage of Total Admitted Assets	Preferred Stock NAIC Rating		Amount	Percentage of Total Admitted Assets
3.01	NAIC-1	$40,336,644	36.8%	3.07	P/RP-1	$28,564	—%
3.02	NAIC-2	18,975,106	17.3%	3.08	P/RP-2	206,734	0.2%
3.03	NAIC-3	1,125,920	1.0%	3.09	P/RP-3	151,253	0.1%
3.04	NAIC-4	707,350	0.6%	3.10	P/RP-4	—	—%
3.05	NAIC-5	69,203	0.1%	3.11	P/RP-5	—	—%
3.06	NAIC-6	19,607	—%	3.12	P/RP-6	—	—%
		$61,233,830	55.8%			$386,551	0.3%

The accompanying notes are an integral part of these financial statements	Page 81

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2025

(Dollars in thousands)

4.	Assets held in foreign investments are as follows:

		Amount	Percentage of Total Admitted Assets
4.02	Total admitted assets held in foreign investments	$10,017,317	9.1%
4.03	Foreign-currency-denominated investments	$874,429	0.8%

5.	Aggregate foreign investment exposure categorized by NAIC sovereign rating:

		Amount	Percentage of Total Admitted Assets
5.01	Countries rated NAIC-1	$9,651,171	8.8%
5.02	Countries rated NAIC-2	362,837	0.3%
5.03	Countries rated NAIC-3 or less	3,309	—%
		$10,017,317	9.1%

6.	Largest foreign investment exposure to a single country, categorized by the country’s NAIC sovereign rating:

	Amount	Percentage of Total Admitted Assets
Countries rated NAIC-1
6.01 Cayman Islands	$4,295,400	3.9%
6.02 United Kingdom	1,488,508	1.4%
Countries rated NAIC-2
6.03 India	193,360	0.2%
6.04 Italy	155,542	0.1%
Countries rated NAIC-3
6.05 Barbados	2,421	—%
6.06 Liberia	887	—%
	$6,136,118	5.6%

7-9.	Assets held in unhedged foreign currency exposure are less than 2.5% of the Company’s total admitted assets.

The accompanying notes are an integral part of these financial statements	Page 82

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2025

(Dollars in thousands)

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

Issuer		NAIC Rating	Amount	Percentage of Total Admitted Assets
10.01	ELECTRICITE DE FRANCE SA	2	$215,558	0.2%
10.02	Manipal Global Health Service	4	182,195	0.2%
10.03	COMMONWEALTH BANK AUST	1	166,830	0.2%
10.04	Aster Mobility Solutions Pte Ltd	CM2	165,507	0.2%
10.05	ENEL FINANCE INTL NV	2	164,325	0.1%
10.06	LLOYDS BANKING GROUP PLC	1 & 2	154,460	0.1%
10.07	HSBC HOLDINGS PLC	1 & 2	153,794	0.1%
10.08	BARCLAYS PLC	2	151,821	0.1%
10.09	CREDIT AGRICOLE SA	1 & 2	146,618	0.1%
10.10	UBS GROUP AG	1	135,183	0.1%

11.	Assets held in Canadian investments are less than 2.5% of the Company’s total admitted assets.

12.	Assets held in investments with contractual sales restrictions are less than 2.5% of the Company’ total admitted assets.

13.	Assets held in equity interests:

Issuer		Amount	Percentage of Total Admitted Assets
13.02	Forethought Life Insurance Company	$4,623,227	4.2%
13.03	Accordia Life and Annuity Company	727,442	0.7%
13.04	DCIF - CWA Delaware	282,957	0.3%
13.05	First Allmerica Financial Life Insurance Company	147,819	0.1%
13.06	CITIGROUP INC	103,815	0.1%
13.07	AIMXL 2018-1 LLC	90,854	0.1%
13.08	DCIF CWA - Lux B	67,762	0.1%
13.09	JPMORGAN CHASE & CO	66,557	0.1%
13.10	BANK OF AMERICA CORP	53,088	—%
13.11	GOLDMAN SACHS GROUP INC	47,438	—%

14.	Assets held in nonaffiliated, privately placed equities are less than 2.5% of the Company’s total admitted assets.

15.	Assets held in general partnership interests are less than 2.5% of the Company’s total admitted assets.

The accompanying notes are an integral part of these financial statements	Page 83

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2025

(Dollars in thousands)

16.	With respect to mortgage loans reported in Schedule B, the Company’s ten largest aggregate mortgage interests are as follows:

	Type	Amount	Percentage of Total Admitted Assets
16.02	Commercial	$376,136	0.3%
16.03	Commercial	372,053	0.3%
16.04	Commercial	276,596	0.3%
16.05	Commercial	210,472	0.2%
16.06	Commercial	195,439	0.2%
16.07	Commercial	192,462	0.2%
16.08	Commercial	189,505	0.2%
16.09	Residential	186,683	0.2%
16.10	Commercial	186,134	0.2%
16.11	Commercial	184,632	0.2%

Amounts and percentages of the Company’s total admitted assets held in the following categories of mortgage loans:

		Amount	Percentage of Total Admitted Assets
16.11	Construction loans	—	0.0%
16.12	Mortgage loans over 90 days past due	54,183	0.0%
16.13	Mortgage loans in the process of foreclosure	51,364	0.0%
16.14	Mortgage loans foreclosed	—	0.0%
16.15	Restructured mortgage loans	—	0.0%

17.	Aggregate mortgage loans have the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

	Loan to Value	Commercial Amount	Residential Amount	Agricultural Amount	Percentage of Total Admitted Assets
17.01	above 95%	356,196	199,983	—	0.5%
17.02	91 to 95%	377,899	61,217	—	0.4%
17.03	81 to 90%	214,066	937,135	—	1.0%
17.04	71 to 80%	1,465,144	2,846,096	—	3.9%
17.05	below 70%	11,218,615	5,009,713	—	14.8%

The accompanying notes are an integral part of these financial statements	Page 84

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Investment Risk Interrogatories

December 31, 2025

(Dollars in thousands)

18.	Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A are less than 2.5% of the Company’s total admitted assets.

19.	Assets held in mezzanine real estate loans are less than 2.5% of the Company’s total admitted assets.

20.	The Company did not have any securities lending, repurchase, reverse repurchase, dollar repurchase and dollar reverse repurchase agreements.

21.	Amounts and percentages of the reporting entity’s total admitted assets for warrants attached to other financial instruments, options, caps and floors:

		Owned		Written
		Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
21.01	Hedging	$453,564	0.4%	$(14,921)	(0.1)%
21.02	Income generation	—	—%	—	—%
21.03	Other	—	—%	—	—%
		$453,564	0.4%	$(14,921)	(0.1)%

22.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps and forwards:

		At Year End		At End of Each Quarter
		1	2	1st Quarter	2nd Quarter	3rd Quarter
22.01	Hedging	$42,058	—%	$55,575	$39,582	$76,175
22.02	Income generation	—	—%	—	—	—
22.03	Replications	24,714	—%	—	9,000	15,227
22.04	Other	—	—%	—	—	—

23.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for future contracts:

		At Year End		At End of Each Quarter
		1	2	1st Quarter	2nd Quarter	3rd Quarter
23.01	Hedging	$13,924	—%	$10,076	$14,361	$12,062
23.02	Income generation	—	—%	—	—	—
23.03	Replications	—	—%	—	—	—
23.04	Other	—	—%	—	—	—

The accompanying notes are an integral part of these financial statements	Page 85

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Summary Investment Schedule

December 31, 2025

(Dollars in thousands)

	Gross Investment Holdings*		Admitted Assets as Reported in the Annual Statement
Investment Categories	Amount	Percentage of Total Admitted Assets	Amount	Percentage of Total Admitted Assets
Issuer Credit Obligations:
U.S. government obligations	$570,418	0.60%	$570,418	0.60%
Other U.S. government obligations	85,469	0.09%	85,469	0.09%
Non-U.S. sovereign jurisdiction securities	225,180	0.24%	225,180	0.24%
Municipal Bonds - general obligations (direct & guaranteed)	234,257	0.25%	234,257	0.25%
Municipal bonds - special revenue	1,265,784	1.32%	1,265,784	1.32%
Project finance bonds issues by operating entities	1,357,142	1.42%	1,357,142	1.42%
Corporate bonds	28,083,563	29.37%	28,083,563	29.37%
Single entity backed obligations	65,069	0.07%	65,069	0.07%
SVO-identified bond exchange traded funds - fair value	673,303	0.70%	673,303	0.70%
Bonds issued by funds representing operating entities	40,000	0.04%	40,000	0.04%
Bank loans - acquired	171,558	0.18%	171,558	0.18%
Other issuer credit obligations	104,677	0.11%	104,677	0.11%
Total issuer credit obligations	$32,876,420	34.39%	$32,876,420	34.39%

Asset Backed Securities:
Financial asset-backed securities - self-liquidating	$23,287,062	24.36%	$23,287,062	24.36%
Financial asset-backed securities - not self-liquidating	2,409,316	2.52%	2,409,316	2.52%
Non-financial asset-backed securities	2,652,185	2.77%	2,652,185	2.77%
Total asset backed securities	$28,348,563	29.65%	$28,348,563	29.65%

Preferred Stocks:
Industrial and miscellaneous (Unaffiliated)	386,551	0.40%	386,551	0.40%
Total preferred stocks	$386,551	0.40%	$386,551	0.40%

Common Stocks:
Industrial and miscellaneous Other (Unaffiliated)	7,657	0.01%	7,657	0.01%
Parent, subsidiaries and affiliates Other	5,498,488	5.75%	5,498,488	5.75%
Total common stocks	5,506,145	5.76%	5,506,145	5.76%

Mortgage Loans:
Residential mortgages	$9,054,144	9.47%	$9,054,144	9.47%
Commercial mortgages	12,408,975	12.98%	12,408,975	12.98%
Mezzanine real estate loans	1,222,944	1.28%	1,222,944	1.28%
Total mortgage loans	$22,686,063	23.73%	$22,686,063	23.73%

Real Estate:
Properties held for production of income	39,453	0.04%	39,453	0.04%
Total real estate	$39,453	0.04%	$39,453	0.04%

Cash	159,030	0.17%	159,030	0.17%
Cash equivalents	2,416,282	2.53%	2,416,282	2.53%
Short-term investments	8,849	0.01%	8,849	0.01%
Contract loans	556,328	0.58%	556,328	0.58%
Derivatives	552,900	0.58%	548,138	0.57%
Other invested assets	2,001,650	2.09%	2,001,650	2.09%
Receivables for securities	65,340	0.07%	65,340	0.07%
Total invested assets	$95,603,574	100.00%	$95,598,812	100.00%

* Gross investment holdings as valued in compliance with the NAIC Accounting Practices and Procedures Manual

The accompanying notes are an integral part of these financial statements	Page 86

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Reinsurance Disclosures

December 31, 2025

(Dollars in thousands)

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or similar effect.

Yes ☒ No ☐

If yes, indicate the number of reinsurance contracts to which such provisions apply: _____7____

If yes, indicate if deposit accounting was applied for all contracts subject to Appendix A-791 that limit significant risks.

Yes ☒ No ☐ N/A ☐

2.	Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Examples of risk-limiting features include provisions such as a deductible, a loss ratio corridor, a loss cap, an aggregate limit or other provisions that result in similar effects.

Yes ☐ No ☒

If yes, indicate the number of reinsurance contracts to which such provisions apply: __________

If yes, indicate whether the reinsurance credit was reduced for the risk-limiting features.

Yes ☐ No ☐ N/A ☐

3.	Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

a.	Provisions that permit the reporting of losses to be made less frequently than quarterly;

b.	Provisions that permit settlements to be made less frequently than quarterly;

c.	Provisions that permit payments due from the reinsurer to not be made in cash within ninety (90) days of the settlement date (unless there is no activity during the period); or

d.	The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

e.

Yes ☐ No ☒

The accompanying notes are an integral part of these financial statements	Page 87

Commonwealth Annuity and Life Insurance Company

(A wholly-owned subsidiary of Global Atlantic Financial Group Limited)

Supplemental Schedule of Reinsurance Disclosures

December 31, 2025

(Dollars in thousands)

4.	Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Type of contract:	Response:	Identify reinsurance contract(s):	Has the insured event(s) triggering contract coverage been recognized?
Assumption reinsurance – new for the reporting period	Yes ☐ No ☒		Yes ☐ No ☐ N/A ☒
Non-proportional reinsurance, which does not result in significant surplus relief	Yes ☐ No ☒		Yes ☐ No ☐ N/A ☒

5.	Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.	Accounted for that contract as reinsurance under statutory accounting principles (SAP) and as a deposit under generally accepted accounting principles (GAAP); or

Yes ☐ No ☐ N/A ☒

b.	Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes ☐ No ☐ N/A ☒

If the answer to item (a) or item (b) is yes, include relevant information regarding GAAP to SAP differences to explain why the contract(s) is treated differently for GAAP and SAP below:

The accompanying notes are an integral part of these financial statements	Page 88